Exhibit 10.1

Execution Version

July 27, 2023

SEADRILL LIMITED,

SEADRILL FINANCE LIMITED,

the other Grantors from time to time party hereto,

J.P. Morgan SE,

as Administrative Agent under the Credit Agreement,

GLAS Trust Company LLC,

as Trustee under the Indenture,

and

GLAS Trust Company LLC,

as Collateral Trustee

COLLATERAL TRUST AGREEMENT

i

ii

EXHIBIT A – Additional Secured Debt Designation

EXHIBIT B – Form of Collateral Trust Joinder – Additional Secured Debt

EXHIBIT C – Form of Collateral Trust Joinder – Additional Grantors

EXHIBIT D – Form of Collateral Trust Joinder – New Intra-Group Lender

iii

Collateral Trust Agreement, dated as of July 27, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with Section 7.01 hereof, this “Agreement”), among Seadrill Finance Limited, an exempted company incorporated under the laws of Bermuda (the “Borrower”), Seadrill Limited, an exempted company incorporated under the laws of Bermuda (the “Company”), as a Grantor, the other Grantors from time to time party hereto, J.P. Morgan SE, as Administrative Agent (as defined below), GLAS Trust Company LLC, as Trustee (as defined below), and GLAS Trust Company LLC, as collateral trustee and security agent (in such capacity and together with its successors and assigns in such capacity, the “Collateral Trustee”).

W I T N E S S E T H:

WHEREAS, the Borrower has entered into a First Lien Revolving Facility Credit Agreement, dated as of July 11, 2023 (as amended, restated, supplemented, modified, renewed, refunded, replaced (whether at maturity or thereafter) or refinanced from time to time in one or more agreements (in each case with the same or new agents, lenders or institutional investors), including any agreement adding or changing the borrower or extending the maturity thereof or otherwise restructuring all or any portion of the Obligations thereunder or increasing the amount loaned or issued thereunder or altering the maturity thereof, the “Credit Agreement”), among the Borrower, the Company, the lenders from time to time party thereto, J.P. Morgan SE, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”), the Collateral Trustee and the other parties thereto from time to time.

WHEREAS, the Borrower intends to issue 8.375% Senior Secured Second Lien Notes due 2030 (including any additional notes issued pursuant to the Indenture and any related exchange notes, the “Notes”) in an aggregate principal amount of $500,000,000 pursuant to an Indenture, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Borrower as issuer, the guarantors party thereto from time to time, the Collateral Trustee, and GLAS Trust Company LLC, as trustee (in such capacity and together with its successors and assigns in such capacity, the “Trustee”).

WHEREAS, the Borrower and the other Grantors intend to secure the existing and future First Lien Obligations (as defined below), including their guarantees thereof, on a senior basis and, subject to such seniority, intends to secure the Obligations under the Indenture and any guarantees thereof, any future Junior Lien Debt (as defined below) and any other Junior Lien Obligations (as defined below) on a junior basis, with Liens on all present and future Collateral to the extent that such Liens have been provided for in the applicable Collateral Documents.

WHEREAS, this Agreement sets forth the terms on which each Secured Party has appointed the Collateral Trustee to act as the collateral trustee and security agent for the present and future holders of the Secured Obligations to receive, hold, maintain, administer and distribute the Collateral at any time delivered to the Collateral Trustee or the subject of the Collateral Documents, and to enforce the Collateral Documents and all interests, rights, powers and remedies of the Collateral Trustee with respect thereto or thereunder and the proceeds thereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I.

DEFINITIONS; PRINCIPLES OF CONSTRUCTION

Section 1.01 Defined Terms. The following terms will have the following meanings:

“Act of Required Secured Parties” means, as to any matter at any time:

(a)

prior to the Discharge of First Lien Obligations, (x) prior to the Discharge of Credit Agreement Obligations, a direction in writing delivered to the Collateral Trustee by the Administrative Agent (at the direction of the “Required Lenders” under and as defined in the Credit Agreement) and (y) following the Discharge of Credit Agreement Obligations, a direction in writing delivered to the Collateral Trustee by, or with the written consent of, the holders of (or the First Lien Debt Representatives representing the holders of) more than 50% of the sum of:

(i)	the aggregate outstanding principal amount of First Lien Debt (including the face amount of outstanding letters of credit whether or not then available or drawn); and

(ii)	other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute First Lien Debt; and

(b)

at any time after the Discharge of First Lien Obligations, a direction in writing delivered to the Collateral Trustee by or with the written consent of the holders of (or the Junior Lien Debt Representatives representing the holders of) Junior Lien Debt representing the Required Junior Lien Debtholders.

Solely for purposes of this definition and not for purposes of Section 3.04 hereof or any other provision of this Agreement, any Series of Secured Debt entirely registered in the name of, or beneficially owned by, the Borrower or any Affiliate of the Borrower will be deemed not to be outstanding and neither the Borrower nor any Affiliate of the Borrower will be entitled to vote such Secured Debt. Additionally, solely for purposes of this definition, (a) with respect to any Series of Secured Debt for which less than 100% of such Series of Secured Debt is registered in the name of, or beneficially owned by, the Borrower or any Affiliate of the Borrower, such portion owned by the Borrower or any such Affiliate will be deemed not to be outstanding and neither the Borrower nor any Affiliate of the Borrower will be entitled to vote such Secured Debt and (b) subject to the immediately preceding clause (a), votes will be determined in accordance with Section 7.02.

“Additional Secured Debt” has the meaning set forth in Section 3.08(b)(i).

“Additional Secured Debt Designation” means a notice in substantially the form of Exhibit A.

“Administrative Agent” has the meaning set forth in the recitals.

“Affiliate” means in respect of any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with that specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of that Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the preamble hereto.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Borrower” has the meaning set forth in the preamble.

“Business Day” means any day other than a Saturday or Sunday on which banks are not authorized or required to close in London or New York, New York.

“Capital Stock” means, with respect to any Person, any shares or other equivalents (however designated) of any class of share capital, corporate stock, limited liability company interest or partnership interests or any other participation, rights, warrants, options or other interests in the nature of an equity interest in that Person, including Preferred Stock, but excluding any debt security convertible or exchangeable into that equity interest.

“Cash Management Arrangement” means with respect to any Person, any obligations of such person in respect of treasury management arrangements including any of the following products, services or facilities: (a) demand deposit or operating account relationships or other cash management services including, without limitation, any services provided in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, zero balance accounts, including automated clearinghouse fund transfer services, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depository, information reporting, automated clearinghouse transactions, return items, overdrafts, interstate depository network services, lockbox and stop payment services; and (b) treasury management line of credit, commercial card, merchant card services, purchase or debit cards, including, without limitation, stored value cards and non-card e-payables services.

“Cash Management Obligations” means obligations with respect to any Cash Management Arrangement.

“Class” means (1) in the case of First Lien Obligations, every Series of First Lien Debt and all other First Lien Obligations, taken together, and (2) in the case of Junior Lien Obligations, every Series of Junior Lien Debt and all other Junior Lien Obligations, taken together.

“Collateral” means, in the case of each Series of Secured Debt, all properties and assets of the Grantors now owned or hereafter acquired in which Liens have been granted, or purported to be granted, or required to be granted, to the Collateral Trustee to secure any or all of the Secured Obligations in respect of such Series of Secured Debt, including any property subject to Liens granted pursuant to Section 2.08, and shall exclude any Excluded Property (as defined in the Credit Agreement) and any properties and assets in which the Collateral Trustee is required to release its Liens in respect of such Series of Secured Debt pursuant to Section 3.02 or Section 4.01 or Section 4.04 or Section 7.17(a); provided, that, if such Liens are required to be released as a result of the sale, transfer or other disposition of any properties or assets of any Grantor, such assets or properties will cease to be excluded from the Collateral if such Grantor thereafter acquires or reacquires such assets or properties.

“Collateral Document” means this Agreement, each Collateral Trust Joinder, each First Lien Collateral Document and each Junior Lien Collateral Document, in each case, as amended, modified, renewed or restated, in whole or in part, from time to time, in accordance with its terms and Section 7.01.

“Collateral Trust Joinder” means (i) with respect to the provisions of this Agreement relating to any Additional Secured Debt, an agreement substantially in the form of Exhibit B, (ii) with respect to the provisions of this Agreement relating to the addition of additional Grantors, an agreement substantially in the form of Exhibit C and (iii) with respect to the provisions of this Agreement relating to the addition of New Intra-Group Lender, an agreement substantially in the form of Exhibit D.

“Collateral Trustee” has the meaning set forth in the preamble.

“Collateral Trustee Obligations” has the meaning set forth in the definition of “First Lien Obligations”.

“Controlling Representative” means at any time (1) prior to the Discharge of First Lien Obligations, (x) prior to the Discharge of Credit Agreement Obligations, the Administrative Agent and (y) following the Discharge of Credit Agreement Obligations, the First Lien Debt Representative that represents the Series of First Lien Debt with the then largest outstanding principal amount and (2) after the Discharge of First Lien Obligations, the Junior Lien Debt Representative that represents the Series of Junior Lien Debt with the then largest outstanding principal amount.

“Covenant Defeasance Option” means “covenant defeasance option” as defined in the Indenture.

“Credit Agreement” has the meaning set forth in the recitals.

“Credit Agreement Lender” means any “Lender” under the Credit Agreement or any lender or holder under any other Funded Debt constituting First Lien Debt.

“Credit Agreement Obligations” means Secured Obligations as defined in the Credit Agreement.

“DIP Financing” has the meaning set forth in Section 2.08(a).

“Discharge of Credit Agreement Obligations” means the occurrence of all of the following:

(a)	termination or expiration of all commitments to extend credit that would constitute First Lien Debt in respect of the Credit Agreement;

(b)

payment in full in cash of the principal of and interest and premium (if any) on all First Lien Debt in respect of the Credit Agreement (other than any undrawn letters of credit and any indemnification and other contingent obligations not then due and payable and as to which no claim has been made at such time);

(c)

with respect to any undrawn letters of credit issued under the Credit Agreement and constituting First Lien Debt, either (x) discharge or cash collateralization (in an amount equal to 105% of the aggregate undrawn amount) of all outstanding letters of credit constituting First Lien Debt or (y) the issuer of each such letter of credit has notified the Collateral Trustee in writing that alternative arrangements satisfactory to such issuer have been made; and

(d)	payment in full in cash of all other First Lien Obligations under the Credit Agreement that are outstanding and unpaid at the time the First Lien Debt thereunder is paid in full in cash;

provided, however, that if, at any time after the Discharge of Credit Agreement Obligations has occurred, the Borrower thereafter enters into any First Lien Document evidencing First Lien Debt the incurrence of which is not prohibited by any applicable Secured Debt Document and which First Lien Document is designated by the Borrower as the “Credit Agreement” for purposes of this Agreement, then such Discharge of Credit Agreement Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement and, from and after the date on which the Borrower designates such Funded Debt as First Lien Debt in accordance with Section 3.08 and as the “Credit Agreement” for purposes hereof, the Obligations under such First Lien Document shall automatically and without any further action be treated as First Lien Obligations for all purposes of this Agreement and such First Lien Document shall automatically and without any further action be treated as the “Credit Agreement” for all purposes of this Agreement, in each case including for purposes of the Lien priorities and rights in respect of Collateral set forth herein.

“Discharge of First Lien Obligations” means the occurrence of all of the following:

(a)	termination or expiration of all commitments to extend credit that would constitute First Lien Debt;

(b)

with respect to each Series of First Lien Debt, either (x) payment in full in cash of the principal of and interest and premium (if any) on all First Lien Debt of such Series (other than any undrawn letters of credit and any indemnification and other contingent obligations not then due and payable and as to which no claim has been made at such time) or (y) there has been a legal defeasance or covenant defeasance pursuant to the terms of the applicable First Lien Documents for such Series of First Lien Debt;

(c)

with respect to any undrawn letters of credit constituting First Lien Debt, either (x) discharge or cash collateralization (at the lower of (A) 105% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of liens under the terms of the applicable First Lien Document) of all outstanding letters of credit constituting First Lien Debt or (y) the issuer of each such letter of credit has notified the Collateral Trustee in writing that alternative arrangements satisfactory to such issuer have been made; and

(d)	payment in full in cash of all other First Lien Obligations that are outstanding and unpaid at the time the First Lien Debt is paid in full in cash;

provided, however, that if, at any time after the Discharge of First Lien Obligations has occurred, the Borrower thereafter enters into any First Lien Document evidencing First Lien Debt the incurrence of which is not prohibited by any applicable Secured Debt Document, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new First Lien Debt (other than with respect to any actions taken as a result of the occurrence of such first Discharge of First Lien Obligations), and, from and after the date on which the Borrower designates such Funded Debt as First Lien Debt in accordance with Section 3.08, the Obligations under such First Lien Document shall automatically and without any further action be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein.

“Discharge of Junior Lien Obligations” means the occurrence of all of the following:

(a)	termination or expiration of all commitments to extend credit that would constitute Junior Lien Debt;

(b)

with respect to each Series of Junior Lien Debt, either (x) payment in full in cash of the principal of and interest and premium (if any) on all Junior Lien Debt of such series (other than any undrawn letters of credit and any indemnification and other contingent obligations not then due and payable and as to which no claim has been made at such time) or (y) there has been a legal defeasance or covenant defeasance pursuant to the terms of the applicable Junior Lien Documents for such Series of Junior Lien Debt; and

(c)	payment in full in cash of all other Junior Lien Obligations that are outstanding and unpaid at the time the Junior Lien Debt is paid in full in cash;

provided, however, that if, at any time after the Discharge of Junior Lien Obligations has occurred, the Borrower thereafter enters into any Junior Lien Document evidencing a Junior Lien Debt the incurrence of which is not prohibited by any applicable Secured Debt Document, then such Discharge of Junior Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Junior Lien Debt (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Junior Lien Obligations), and, from and after the date on which the Borrower designates such Funded Debt as Junior Lien Debt in accordance with Section 3.08, the Obligations under such Junior Lien Document shall automatically and without any further action be treated as Junior Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein.

“Discharge of Secured Obligations” means the later of the Discharge of First Lien Obligations and the Discharge of Junior Lien Obligations

“Financial Officer” means, for any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person or any other officer or director of such Person who is primarily responsible for matters relating to such Person’s financial affairs.

“First Lien” means a Lien granted, or purported to be granted, by a Collateral Document to the Collateral Trustee, for the benefit of any of the First Lien Secured Parties at any time, upon any property of the Borrower or Grantor to secure the First Lien Obligations

“First Lien Collateral Documents” means individually and collectively, all security agreements (including Shared Collateral Documents), pledge agreements, collateral assignments, mortgages (including vessel mortgages), deeds of trust, collateral agency agreements, control agreements, consents or direct arrangements, or other grants or transfers for security executed and delivered by the Borrower or any other Grantor creating or perfecting (or purporting to create or perfect) or governing rights of enforcement with respect to, a Lien upon Collateral in favor of the Collateral Trustee, for the benefit of any of the First Lien Secured Parties and shall include all “Collateral Documents” (as defined in the Credit Agreement) (and any equivalent term in any other First Lien Document).

“First Lien Debt” means (1) the Obligations under the Credit Agreement (including, for the avoidance of doubt, all “Secured Obligations” as defined therein), (2) all Specified Swap Agreement Obligations, (3) all Specified Cash Management Obligations and (4) any other Funded Debt (including borrowings under any other First Lien Documents) that is secured by a First Lien and that was permitted to be incurred and permitted to be so secured under the applicable First Lien Documents; provided, that, in the case of this clause (4):

(a)

on or before such Funded Debt is incurred, such Funded Debt is designated by the Borrower as “First Lien Debt” for the purposes of the Secured Debt Documents in an Additional Secured Debt Designation executed and delivered in accordance with Section 3.08;

(b)

unless such Funded Debt is incurred under an existing Secured Debt Document for any Series of First Lien Debt whose Secured Debt Representative is already party to this Agreement, the First Lien Debt Representative for such Funded Debt executes and delivers a Collateral Trust Joinder in accordance with Section 3.08(b); and

(c)	all other requirements set forth in Section 3.08 have been complied with.

“First Lien Debt Representative” means (a) in the case of the Credit Agreement and Specified Swap Agreements and agreements governing Specified Cash Management Obligations secured pursuant thereto, the Administrative Agent and (b) in the case of any other Series of First Lien Debt and any Specified Swap Agreements or agreements governing Specified Cash Management Obligations secured pursuant thereto, the trustee, agent or representative of the holders of such Series of First Lien Debt who maintains the transfer register for such Series of First Lien Debt or is appointed as a representative of such First Lien Debt (for purposes related to the administration of the Collateral Documents) pursuant to the indenture, credit agreement or other agreement governing such Series of First Lien Debt, and who has executed a Collateral Trust Joinder, in each case, together with its successors and assigns in such capacity.

“First Lien Documents” means, individually or collectively, the Credit Agreement and any other indenture, supplemental indenture, guarantee, notes, credit agreement or other agreement or instrument pursuant to which any First Lien Debt is incurred or guaranteed and the First Lien Collateral Documents.

“First Lien Obligations” means, collectively, the First Lien Debt and all other Obligations in respect of First Lien Debt, including without limitation, any Post-Petition Interest whether or not allowable, together with all guarantees of any of the foregoing. In addition to the foregoing, all obligations owing to the Collateral Trustee in its capacity as such, whether pursuant to this Agreement or one or more of the First Lien Documents or Junior Lien Documents, shall in each case be deemed to constitute First Lien Obligations (with the obligations described in this sentence being herein referred to as the “Collateral Trustee Obligations”), which Collateral Trustee Obligations shall be entitled to the priority provided in clause FIRST of Section 3.04(a).

“First Lien Parallel Debt” means, in relation to a First Lien Underlying Debt, an obligation to pay to the Collateral Trustee an amount equal to (and in the same currency as) the amount of that First Lien Underlying Debt.

“First Lien Secured Parties” means the holders of First Lien Obligations, each First Lien Debt Representative and the Collateral Trustee.

“First Lien Underlying Debt” means, in relation to the Borrower and a Grantor and at any given time, each First Lien Obligation owing by the Borrower or that Grantor to a First Lien Secured Party (including, for the avoidance of doubt, any change or increase in those obligations pursuant to or in connection with any amendment or supplement or restatement or novation of any First Lien Document, in each case whether or not anticipated as of the date of this Agreement) excluding the Borrower’s or that Grantor’s First Lien Parallel Debt.

“Funded Debt” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:

(a)	in respect of borrowed money or advances (including drawn letters of credit under the Credit Agreement not yet reimbursed); or

(b)	evidenced by loan agreements, bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof), whether or not then available or drawn; or

(c)	in respect of Cash Management Obligations secured by the same collateral securing the obligations in clauses (a) or (b) above; or

(d)	in respect of obligations under Swap Agreements secured by the same collateral securing the obligations in clauses (a) or (b) above.

“Grantors” means the Borrower, each Person signatory hereto as a Grantor and any other Person (if any) that at any time provides collateral security for any Secured Obligations.

“Guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, including by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Funded Debt (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).

“Indemnified Liabilities” means, with respect to an Indemnitee, all losses, claims, damages, penalties, judgments, liabilities and related reasonable and documented out-of-pocket expenses (including, without limitation, all reasonable and documented attorneys’ fees and other reasonable and documented out-of-pocket expenses of litigation or preparation therefor; provided that, in the case of out-of-pocket attorneys’ fees, such fees and expenses shall be limited to the reasonable and documented out-of-pocket fees and disbursements of (w) a single primary counsel for all Indemnitees, taken as a whole, (x) a single maritime counsel for all Indemnitees, taken as a whole, (y) one special counsel or local counsel as reasonably necessary in any relevant jurisdiction for all Indemnitees, taken as a whole, and (z) solely in the case of actual or bona fide perceived conflict of interest in connection with any indemnification, one additional primary counsel (and if necessary, one special counsel or local counsel in any relevant jurisdiction) for all affected Indemnitees similarly situated, taken as a whole, incurred by any Indemnitee in connection with any claim, litigation, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought, whether or not such Indemnitee is a party thereto and whether brought by a third party or by the Borrower or any other Grantor, with respect to the execution, delivery, performance, administration or enforcement of this Agreement or any of the other Collateral Documents, including any of the foregoing relating to the use of proceeds of any Secured Debt or the violation of, noncompliance with or liability under, any law (including environmental laws) applicable to or enforceable against the Borrower, any other Grantor or any of the Collateral).

“Indemnitee” has the meaning set forth in Section 7.11(a).

“Indenture” has the meaning set forth in the recitals.

“Insolvency or Liquidation Proceeding” means, whether arising under any bankruptcy, insolvency or other applicable law of the United States, any State or jurisdiction thereof or any other country or political subdivision of such country:

(a)

any voluntary or involuntary case commenced by or against the Borrower or any other Grantor under Title 11 of the United States Code or any other Bankruptcy Law, any other proceeding for the reorganization, recapitalization, receivership, liquidation, restructuring or adjustment or marshaling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, in each case whether or not voluntary;

(b)

any liquidation, dissolution, marshaling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c)

any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims; or

(d)	any Luxembourg Insolvency Event.

“Junior Lien” means a Lien granted, or purported to be granted, by a Junior Lien Collateral Document to the Collateral Trustee, for the benefit of any of the Junior Lien Secured Parties at any time, upon any property of the Borrower or any Grantor to secure Junior Lien Obligations.

“Junior Lien Adequate Protection Payments” has the meaning set forth in Section 2.08(d).

“Junior Lien Collateral Documents” means individually and collectively, all security agreements (including Shared Collateral Documents), pledge agreements, collateral assignments, mortgages (including vessel mortgages), deeds of trust, collateral agency agreements, control agreements, consents or direct arrangements or other grants or transfers for security executed and delivered by the Borrower or any other Grantor creating or perfecting (or purporting to create or perfect) or governing rights of enforcement with respect to, a Lien upon Collateral in favor of the Collateral Trustee, for the benefit of any of the Junior Lien Secured Parties and all “Collateral Documents” (as defined in the Indenture) (and any equivalent term in any other Junior Lien Document).

“Junior Lien Debt” means (1) the Notes and guarantees in respect thereof (and including, for the avoidance of doubt, all “Obligations” as such term is defined in the Indenture) and (2) any other Funded Debt (including borrowings under any Junior Lien Documents) that is secured by a Junior Lien and that was permitted to be incurred and permitted to be so secured under the applicable Secured Debt Documents; provided, that, in the case of any Funded Debt referred to in this clause (2):

(a)

on or before such Funded Debt is incurred by the Borrower or by a Grantor, such Funded Debt is designated by the Borrower as “Junior Lien Debt” for the purposes of the Secured Debt Documents in an Additional Secured Debt Designation executed and delivered in accordance with Section 3.08; provided, that no Funded Debt may be designated as both Junior Lien Debt and First Lien Debt;

(b)

unless such Funded Debt is issued under an existing Secured Debt Document for any Series of Junior Lien Debt whose Secured Debt Representative is already party to this Agreement, the Junior Lien Debt Representative for such Funded Debt executes and delivers a Collateral Trust Joinder in accordance with Section 3.08(b); and

(c)	all other requirements set forth in Section 3.08 have been complied with.

“Junior Lien Debt Representative” means (a) in the case of the Indenture, the Trustee and (b) in the case of any other Series of Junior Lien Debt, the trustee, agent or representative of the holders of such Series of Junior Lien Debt who maintains the transfer register for such Series of Junior Lien Debt or is appointed as a representative for such Junior Lien Debt (for purposes related to the administration of the Collateral Documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Junior Lien Debt and who has executed a Collateral Trust Joinder, together with its successors and assigns in such capacity.

“Junior Lien Documents” means, collectively, the Indenture, the Notes, any other indenture, supplemental indenture, guarantee, notes, credit agreement or other agreement or instrument pursuant to which any Junior Lien Debt is incurred or guaranteed and the Junior Lien Collateral Documents.

“Junior Lien Obligations” means, collectively, Junior Lien Debt and all other Obligations in respect thereof including, without limitation, interest and premium (if any) (including Post-Petition Interest whether or not allowable) and all guarantees of any of the foregoing.

“Junior Lien Parallel Debt” means, in relation to a Junior Lien Underlying Debt, an obligation to pay to the Collateral Trustee an amount equal to (and in the same currency as) the amount of that Junior Lien Underlying Debt.

“Junior Lien Secured Parties” means the holders of Junior Lien Obligations and each Junior Lien Debt Representative and the Collateral Trustee.

“Junior Lien Underlying Debt” means, in relation to the Borrower and a Grantor and at any given time, each Junior Lien Obligation owing by the Borrower or that Grantor to a Junior Lien Secured Party (including, for the avoidance of doubt, any change or increase in those obligations pursuant to or in connection with any amendment or supplement or restatement or novation of any Junior Lien Document, in each case whether or not anticipated as of the date of this Agreement) excluding the Borrower’s or that Grantor’s Junior Lien Parallel Debt.

“Junior Trust Estate” has the meaning set forth in Section 2.02(a).

“Legal Defeasance Option” means “legal defeasance option” as defined in the Indenture.

“Lien” means any interest in any property or asset in favor of a Person other than the owner of such property or asset and securing an obligation owed to, or a claim by, such Person, whether such interest is based on the common law, statute or contract, including, but not limited to, the security interest or lien arising from a mortgage, encumbrance, pledge, charge, conditional sale, security agreement or trust receipt, or a lease, consignment or bailment for security purposes.

“Luxembourg” means the Grand Duchy of Luxembourg.

“Luxembourg Grantor” means any Grantor incorporated under the laws of Luxembourg or whose registered office, place of effective management or centre of main interests (as that term is used in Article 3(1) of the Regulation EU No 2015/848 of 20 May 2015 on insolvency proceedings (recast), as amended) is located in Luxembourg, including as of the date hereof Aquadrill China Operations Ltd. S.à r.l., a private limited liability company (société à responsabilité limitée), existing under the laws of Luxembourg, having its registered office at 68-70, Boulevard de la Pétrusse, L-2320 Luxembourg, registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B176906.

“Luxembourg Insolvency Event” means, in relation to any Luxembourg Grantor or any of its assets, any corporate action, legal proceedings or other procedure or step in relation to bankruptcy (faillite), insolvency, judicial or voluntary liquidation (liquidation judiciaire ou volontaire), administrative dissolution without liquidation (dissolution administrative sans liquidation), composition with creditors (concordat préventif de faillite), moratorium or reprieve from payment (sursis de paiement), controlled management (gestion contrôlée), fraudulent conveyance (action paulienne), general settlement with creditors, reorganization or similar laws affecting the rights of creditors generally.

“Notes” has the meaning set forth in the recitals.

“Obligations” means any principal, interest (including all interest and fees accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the applicable Secured Debt Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), penalties, fees, premiums, expenses, indemnifications, damages, reimbursements (including reimbursement obligations with respect to letters of credit) and, to the extent provided for in the applicable Secured Debt Documents, Specified Swap Agreement Obligations and Specified Cash Management Obligations and other liabilities payable by the Borrower or its Subsidiaries under the documentation governing any Obligations.

“Officer” means, for any Person, the chief executive officer, any president, chief operating officer, chief accounting officer, controller, any vice president, chief financial officer, treasurer or assistant treasurer, other Financial Officer, director, manager, secretary or assistant secretary, or other similar officer of such Person or any other officer or person authorized or designated by the Borrower’s board of directors.

“Officers’ Certificate” means a certificate signed by an Officer of the Borrower.

“Pay-Over Amount” has the meaning set forth in Section 2.08(d).

“Permitted Prior Lien” means any Lien that has priority over the Lien of the Collateral Trustee for the benefit of the First Lien Secured Parties which Lien was permitted to be prior to such Lien of the Collateral Trustee under each First Lien Document.

“Person” means an individual, partnership, corporation, limited liability company, exempted company, company, association, trust, unincorporated organization or any other entity or organization, including a government or any agency or political subdivision thereof.

“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the First Lien Documents or Junior Lien Documents, as applicable, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Code or in any such Insolvency or Liquidation Proceeding.

“Preferred Stock” means any Capital Stock of a Person, however designated, which entitles the holder thereof to a preference with respect to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of that Person, and/or over shares of any other class of Capital Stock issued by that Person.

“Reaffirmation Agreement” means an agreement reaffirming the security interests granted to the Collateral Trustee in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement.

“Recovery” has the meaning set forth in Section 2.08(f).

“Reference Date” has the meaning set forth in Section 3.08(e).

“Required Junior Lien Debtholders” means, at any time, the holders of a majority in aggregate principal amount of all Junior Lien Debt then outstanding, calculated in accordance with the provisions of Section 7.02. Solely for purposes of this definition and not for purposes of Section 3.04 hereof or any other provision of this Agreement, other than Section 7.02, Junior Lien Debt registered in the name of, or beneficially owned by, the Borrower or any Affiliate of the Borrower will be deemed not to be outstanding and neither the Borrower nor any Affiliate of the Borrower will be entitled to vote any of the Junior Lien Debt.

“Sale Proceeds” means the proceeds from the sale of the Borrower or one or more of the Grantors as a going concern.

“Secured Debt” means, collectively, the First Lien Debt and the Junior Lien Debt.

“Secured Debt Default” means any event or condition that, under the terms of any credit agreement, indenture or other agreement governing any Series of Secured Debt, causes, or permits holders of Secured Debt outstanding thereunder (with or without the giving of notice or lapse of time, or both, and whether or not notice has been given or time has lapsed) to cause, the Secured Debt outstanding thereunder or any portion thereof to become immediately due and payable.

“Secured Debt Documents” means, collectively, the Junior Lien Documents and the First Lien Documents.

“Secured Debt Representative” means each Junior Lien Debt Representative and each First Lien Debt Representative.

“Secured Obligations” means, collectively, the Junior Lien Obligations and the First Lien Obligations.

“Secured Parties” means the First Lien Secured Parties and the Junior Lien Secured Parties.

“Senior Trust Estate” has the meaning set forth in Section 2.01(a).

“Series of First Lien Debt” means, severally, Funded Debt under the Credit Agreement and each other issue or series of First Lien Debt for which a single transfer register is maintained. For the avoidance of doubt, all reimbursement obligations in respect of letters of credit issued pursuant to a First Lien Document and all Cash Management Obligations and obligations under Swap Agreements secured by the collateral securing a Series of First Lien Debt shall be part of the same Series of First Lien Debt as all other First Lien Debt incurred pursuant to such First Lien Document.

“Series of Junior Lien Debt” means, severally, the Notes and each other issue or series of Junior Lien Debt for which a single transfer register is maintained. For the avoidance of doubt, all reimbursement obligations in respect of letters of credit issued pursuant to a Junior Lien Document shall be part of the same Series of Junior Lien Debt as all other Junior Lien Debt incurred pursuant to such Junior Lien Document.

“Series of Secured Debt” means, severally, each Series of First Lien Debt and each Series of Junior Lien Debt.

“Shared Collateral Document” means, a Collateral Document that secures, subject to the preferences between First Lien Secured Parties and Junior Lien Secured Parties, all Secured Obligations (i.e. First Lien Obligations and Junior Lien Obligations).

“Short Fall” has the meaning set forth in Section 2.08(d).

“Specified Cash Management Obligations” means Cash Management Obligations between (a) the Borrower and/or any Subsidiary of the Borrower, on the one hand, and (b) any Person that is a Credit Agreement Lender or an Affiliate of a Credit Agreement Lender, on the other hand, at the time such Person enters into such agreement or transaction or with respect to which such agreement existed at the time such Person became a Credit Agreement Lender or an affiliate of a Credit Agreement Lender (in any such case, regardless of whether such Person subsequently ceases to be a Credit Agreement Lender or an affiliate of a Credit Agreement Lender) (any Person referred to in this clause (b), a “Specified Cash Management Provider”).

“Specified Cash Management Provider” has the meaning assigned to such term in the definition of “Specified Cash Management Obligations”.

“Specified Swap Agreement” means any Swap Agreement that is entered into between (a) the Borrower and/or any Subsidiary of the Borrower, on the one hand and (b) any Person that is a Credit Agreement Lender or an Affiliate of a Credit Agreement Lender, on the other hand, at the time such Person enters into such Swap Agreement or with respect to which such Swap Agreement existed at the time such Person became a Credit Agreement Lender or an Affiliate of a Credit Agreement Lender (in any such case, regardless of whether such Person subsequently ceases to be a Credit Agreement Lender or an Affiliate of a Credit Agreement Lender ).

“Specified Swap Agreement Obligations” means any and all obligations of the Borrower or Subsidiary of the Borrower, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Specified Swap Agreements, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

“Standstill Period” has the meaning set forth in Section 2.04.

“Subsidiary” means, for any Person (the “parent”), any corporation, company limited by shares, limited liability company, exempted company, partnership, association or other entity (a) the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, (b) of which more than fifty percent (50%) of the total voting power of the Voting Stock having ordinary voting power for the election of the board of directors, managers or similar governing body of such entity, is at the time directly or indirectly owned by the parent or by one or more of its other Subsidiaries or (c) that is, as of such date, otherwise controlled, by the parent or one or more of its other Subsidiaries.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions entered into in the ordinary course of business and not for speculative purposes; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or any Subsidiary shall be a Swap Agreement.

“Taxes” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Trust Estates” has the meaning set forth in Section 2.02(a).

“Trustee” has the meaning set forth in the recitals.

“UCC” means the Uniform Commercial Code of the State of New York or of any other state of the United States the laws of which are required to be applied in connection with the creation, perfection or priority of security interests in any Collateral or as otherwise may be required to apply to any asset.

“Voting Stock” of any Person means all classes of Capital Stock of that Person then issued and outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the board of directors of such Person.

Section 1.02 Other Definition Provisions.

(a) The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to “Sections,” “Articles,” “clauses,” “recitals” and the “preamble” will be to Sections, Articles clauses, recitals and the preamble, respectively, of this Agreement unless otherwise specifically provided. Schedule, Exhibit and Annex references herein are to Schedules, Exhibits and Annexes to this Agreement unless otherwise specified. References to any Schedule, Exhibit or Annex shall mean such Schedule, Exhibit or Annex as amended or supplemented from time to time in accordance with this Agreement.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein shall mean payment in cash in immediately available funds.

(d) The use herein of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

(e) All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

(f) All terms used in this Agreement that are defined in Article 9 of the UCC and not otherwise defined herein have the meanings assigned to them in Article 9 of the UCC.

(g) Notwithstanding anything to the contrary in this Agreement, any references contained herein to any section, clause, paragraph, definition or other provision of any Secured Debt Document (including any definition contained therein) shall be deemed to be a reference to such section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided, that any reference to any such section, clause, paragraph or other provision shall refer to such section, clause, paragraph or other provision of such Secured Debt Document (including any definition contained therein) as amended or modified from time to time if such amendment or modification has been (1) made in accordance with the Secured Debt Documents and (2) prior to the Discharge of First Lien Obligations, approved in a writing delivered to the Trustee and the Collateral Trustee by, or on behalf of, the requisite First Lien Secured Parties as are needed (if any) under the terms of the applicable First Lien Documents to approve such amendment or modification. Subject to the foregoing, any reference to any agreement or instrument will be deemed to be a reference to that agreement or instrument as supplemented, amended, restated or otherwise modified from time to time.

(h) Unless otherwise set forth herein, references to principal amount shall include, without duplication, any reimbursement obligations with respect to a letter or credit and the face amount thereof (whether or not such amount is, at the time of determination, drawn or available to be drawn).

(i) Luxembourg terms. In this Agreement where it relates to a Luxembourg Grantor or any of its assets, a reference to:

(i) an “agent” includes, without limitation, a mandataire;

(ii) a “receiver”, “administrator”, “liquidator”, “trustee” or similar officer like includes, without limitation,

(A)	juge commissaire or curateur appointed under the Luxembourg Code of Commerce;

(B)	liquidateur appointed under Articles 1100-1 to 1100-15 (inclusive) of the Luxembourg law dated 10 August 1915 on commercial companies, as amended (the “Luxembourg Companies Law”);

(C)	juge-commissaire or liquidateur appointed under Article 1200-1 of the Luxembourg Companies Law;

(D)	commissaire appointed under the Grand-Ducal decree of 24 May 1935 on the controlled management regime or under Articles 593 to 614 (inclusive) of the Luxembourg Code of Commerce;

(E)	juge délégué appointed under the Luxembourg act of 14 April 1886 on the composition to avoid bankruptcy, as amended; and

(F)	any other person performing the same function of each of the foregoing;

(iii) a guarantee includes any garantie which is independent from the debt to which it relates, any professional payment guarantee (garantie professsionelle de paiement) within the meaning of the Luxembourg law on professional payment guarantees dated 10 July 2020, and any suretyship (cautionnement) within the meaning of Articles 2011 et seq. of the Luxembourg Civil Code;

(iv) a “Lien” “Security” or a “security interest” includes, without limitation, any hypothèque, nantissement, gage, privilège, transfert de propriété à titre de garantie, droit de rétention, gage sur fonds de commerce and any type of security in rem (sûreté réelle) or agreement or arrangement having a similar effect and any transfer of title by way of security;

(v) a “director”, “officer” or “manager” include its gérant(s) or administrateur(s) and, in case of a partnership, the gérant(s) or administrateur(s) of its associé gérant or general partner; and

(vi) “shares” includes actions and/or parts sociales.

Each of this Agreement and the other Collateral Documents will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable either to this Agreement or any of the other Collateral Documents.

ARTICLE II.

THE TRUST ESTATES

Section 2.01 Declaration of Senior Trust.

(a) To secure the payment of the First Lien Obligations and in consideration of the premises and mutual agreements set forth in this Agreement, each of the Borrower and each Grantor hereby confirms the grant to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold in trust, under this Agreement for the benefit of all current and future First Lien Secured Parties, all of the Borrower’s and each Grantor’s right, title and interest in, to and under all Collateral, now or hereafter granted to the Collateral Trustee under any First Lien Collateral Document for the benefit of the First Lien Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the First Lien Collateral Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Senior Trust Estate”).

(b) The Collateral Trustee will hold the Senior Trust Estate for the benefit solely and exclusively of all current and future First Lien Secured Parties as security for the payment of all present and future First Lien Obligations.

(c) Notwithstanding the foregoing, if at any time:

(i) all Liens securing the First Lien Obligations have been released as provided in Section 4.01;

(ii) the Collateral Trustee holds no other property in trust as part of the Senior Trust Estate;

(iii) no monetary obligation (other than indemnification and other contingent obligations for which no claim or demand for payment, whether oral or written, has been made at such time) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and

(iv) the Borrower delivers to the Collateral Trustee an Officers’ Certificate stating that all First Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the First Lien Documents and that the Borrower and each Grantor is not required by any First Lien Document to grant any First Lien upon any property, then the senior trust arising hereunder will terminate (subject to any reinstatement pursuant to Sections 2.08(f), 3.08(e) or 7.24 hereof), except that all provisions set forth in Sections 7.11, 7.12 and Article V that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

(d) The parties further declare and covenant that the Senior Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.

Section 2.02 Declaration of Junior Trust.

(a) To secure the payment of the Junior Lien Obligations and in consideration of the premises and the mutual agreements set forth herein, each of the Borrower and each Grantor hereby confirms the grant to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold in trust, under this Agreement for the benefit of all current and future Junior Lien Secured

Parties, all of the Borrower’s and such Grantor’s right, title and interest in, to and under all Collateral now or hereafter granted to the Collateral Trustee under any Junior Lien Collateral Document for the benefit of the Junior Lien Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Junior Lien Collateral Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Junior Trust Estate,” and together with the Senior Trust Estate, the “Trust Estates”).

(b) The Collateral Trustee will hold the Junior Trust Estate for the benefit solely and exclusively of all current and future Junior Lien Secured Parties as security for the payment of all present and future Junior Lien Obligations.

(c) Notwithstanding the foregoing, if at any time:

(i) all Liens securing the Junior Lien Obligations have been released as provided in Section 4.01;

(ii) the Collateral Trustee holds no other property in trust as part of the Junior Trust Estate;

(iii) no monetary obligation (other than indemnification and other contingent obligations for which no claim or demand for payment, whether oral or written, has been made at such time) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and

(iv) the Borrower delivers to the Collateral Trustee an Officers’ Certificate stating that all Junior Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Junior Lien Documents and that the Borrower and each Grantor is not required by any Junior Lien Document to grant any Junior Lien upon any property, then the junior trust arising hereunder will terminate, except that all provisions set forth in Sections 7.11, 7.12 and Article V that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

(d) The parties further declare and covenant that the Junior Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.

Section 2.03 Priority of Liens Between Classes.

(a) Notwithstanding anything else contained herein or in any other Collateral Document, and notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Junior Lien Obligations granted on the Collateral or of any Liens securing the First Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC, the time of incurrence of any Series of First Lien Debt or Series of Junior Lien Debt or the time of incurrence of any other First Lien Obligation or Junior Lien Obligation or any other applicable law or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the First Lien Obligations, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced against the Borrower or any other Grantor, it is the intent of the parties that, and the parties hereto agree for themselves and the Junior Lien Secured Parties and First Lien Secured Parties represented by them that:

(i) this Agreement and the other Collateral Documents (other than, without limiting Section 2.08(g), any Shared Collateral Documents) create two separate and distinct Trust Estates and Liens: (i) the Senior Trust Estate and First Lien securing the payment and performance of the First Lien Obligations and (ii) the Junior Trust Estate and Junior Lien securing the payment and performance of the Junior Lien Obligations; and

(ii) any Liens on Collateral securing the Junior Lien Obligations now or hereafter held by the Collateral Trustee for the benefit of the Junior Lien Secured Parties or held by any Junior Lien Secured Party, in each case, whether by grant, possession, statute, operation of law, subrogation or otherwise, are subject and subordinate to any Liens on Collateral securing the First Lien Obligations.

(b) The administration, enforcement and distribution of enforcement proceeds among Secured Parties derived under or in connection with Shared Collateral Documents shall be governed by this Agreement, taking into account the preferences among First Lien Secured Parties and Junior Lien Secured Parties as set out herein (including in Section 3.04).

(c) For the avoidance of doubt, in the event that any Junior Lien Secured Party becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes hereof (including the priority of Liens).

Section 2.04 Restrictions on Enforcement of Junior Liens; Prohibition on Contesting Liens.

(a) Until the Discharge of First Lien Obligations, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, the First Lien Secured Parties will have, subject to the exceptions set forth below in clauses (i) through (v) and in Article V, the exclusive right to authorize and direct the Collateral Trustee with respect to each of the First Lien Collateral Documents (including any Shared Collateral Documents), the Junior Lien Collateral Documents and the Collateral including, without limitation, the exclusive right to authorize or direct the Collateral Trustee to enforce, collect or realize on any Collateral or exercise any other right or remedy with respect to the Collateral or the Collateral Documents (including, without limitation, the exercise of any right of setoff or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement) and no Junior Lien Debt Representative or Junior Lien Secured Party may authorize or direct the Collateral Trustee with respect to such matters; provided, however, that the Required Junior Lien Debtholders (or any Junior Lien Debt Representative representing such Required Junior Lien Debtholders) may so direct the Collateral Trustee with respect to the enforcement of

Junior Lien Collateral Documents (including any Shared Collateral Documents) and rights and remedies against the Collateral thereunder after the passage of a period of at least 180 days since the date on which any Junior Lien Secured Parties (acting in accordance with the terms of the applicable Junior Lien Documents in respect of such Series of Junior Lien Debt) or any Junior Lien Debt Representative (in accordance with the applicable Junior Lien Documents) has delivered written notice of an Event of Default under (and as defined in) any Junior Lien Documents and that it intends to exercise its rights and remedies pursuant to a Junior Lien Documents (the “Standstill Period”); provided further that notwithstanding anything herein to the contrary, (x) in no event shall any Junior Lien Secured Party or Junior Lien Debt Representative authorize or direct the Collateral Trustee if, notwithstanding the expiration of the Standstill Period, the First Lien Secured Parties or a First Lien Debt Representative shall have caused the Collateral Trustee to commence and diligently pursue the exercise of rights and remedies with respect to all or any material portion of the Collateral and (y) the Standstill Period shall be stayed and shall not expire and shall be deemed not to have occurred (1) at any time the Collateral Trustee at the direction of the First Lien Secured Parties or First Lien Debt Representatives has commenced and is diligently pursuing any enforcement action with respect to all or any material portion of the Collateral (with prompt written notice of the commencement of such action to be given to the Junior Lien Debt Representatives) or (2) at any time the Borrower or any other Grantor which has granted a security interest in such Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding. Notwithstanding the foregoing, the Junior Lien Secured Parties may, in accordance with the applicable Junior Lien Documents, direct the Collateral Trustee or the Junior Lien Debt Representative, as applicable, without any condition or restriction whatsoever, at any time after the Discharge of First Lien Obligations:

(i) to deliver any notice or demand necessary to enforce (subject to the prior Discharge of First Lien Obligations) any right to claim, take or receive proceeds of Collateral, in each case, remaining after the Discharge of First Lien Obligations in the event of foreclosure or other enforcement of any Lien (other than Liens in favor of the Collateral Trustee or a First Lien Secured Party);

(ii) as necessary to perfect or establish the priority (subject to First Liens) of the Junior Liens upon any Collateral, except that the Junior Lien Secured Parties may not require the Collateral Trustee to take any action to perfect any Collateral through possession or control other than the Collateral Trustee taking any action for possession or control required by the First Lien Secured Parties or pursuant to the Shared Collateral Documents and the Collateral Trustee agreeing pursuant to Section 7.04 that the Collateral Trustee as agent for the benefit of the First Lien Secured Parties agrees to act as bailee and/or agent for the Collateral Trustee for the benefit of the Junior Lien Secured Parties as specified in Section 7.04;

(iii) as necessary to create, prove, preserve or protect (but not enforce) the Liens upon any Collateral that secure the Junior Lien Obligations;

(iv) to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Junior Lien Secured Parties, including any claims secured by the Collateral, if any, in each case that is in accordance with the terms of this Agreement; and

(v) to vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Junior Lien Obligations and the Collateral; provided that no filing of any claim or vote, or pleading related to such claim or vote, to accept or reject a disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or any other document, agreement or proposal similar to the foregoing by the Collateral Trustee (on behalf of the Junior Lien Secured Parties) or any Junior Lien Debt Representative may violate, or otherwise be inconsistent with the provisions of this Agreement.

(b) Until the Discharge of First Lien Obligations, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, none of the Junior Lien Secured Parties or the Collateral Trustee (unless acting pursuant to an Act of Required Secured Parties) will:

(i) request judicial relief, in an Insolvency or Liquidation Proceeding or in any other court, or take any other action, that would hinder, delay, limit or prohibit the lawful exercise or enforcement of any right or remedy otherwise available to the First Lien Secured Parties in respect of the First Liens or that would limit, invalidate, avoid or set aside any First Lien or subordinate the First Liens to the Junior Liens or, other than in relation to Liens pursuant to Shared Collateral Documents (but subject to Section 2.08(g)), grant the Junior Liens equal ranking to the First Liens;

(ii) oppose or otherwise contest any motion for relief from the automatic stay or for any injunction against foreclosure or enforcement of First Liens made by any First Lien Secured Party in any Insolvency or Liquidation Proceeding;

(iii) oppose or otherwise contest any lawful exercise by any First Lien Secured Party of the right to credit bid First Lien Debt at any sale of Collateral in foreclosure of First Liens;

(iv) oppose or otherwise contest any other request for judicial relief made in any court by any First Lien Secured Party relating to the lawful enforcement of any First Lien;

(v) contest, protest or object to any foreclosure proceeding or action brought by the Collateral Trustee or any other First Lien Secured Party or any other exercise by the Collateral Trustee or any other First Lien Secured Party of any rights and remedies relating to the Collateral under the First Lien Documents or Shared Collateral Documents or otherwise and each Junior Lien Debt Representative (on behalf of itself and each Junior Lien Secured Party) hereby waives any and all rights it may have to object to the time or manner in which the Collateral Trustee, any First Lien Debt Representative or any other First Lien Secured Party seeks to enforce the First Lien Obligations or the First Liens;

(vi) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, enforceability, perfection, priority or extent of the First Liens or the amount, nature or extent of the First Lien Debt; or

(vii) object to the forbearance by the Collateral Trustee from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral; provided that notwithstanding the foregoing, the Required Junior Lien Debtholders (or any Junior Lien Debt Representative representing such Required Junior Lien Debtholders) may direct the Collateral Trustee with respect to the enforcement of Junior Lien Collateral Documents and rights and remedies against the Collateral after expiration of the Standstill Period to the extent provided in this Section 2.04.

Both before and during an Insolvency or Liquidation Proceeding, the Junior Lien Secured Parties may take any actions and exercise any and all rights that would be available to a holder of unsecured claims that are not prohibited by, or otherwise inconsistent with, this Agreement or the terms of the relevant Junior Lien Documents.

(c) At any time prior to the Discharge of First Lien Obligations and after (1) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower, any other Grantor or any Grantor or (2) the Collateral Trustee and each Junior Lien Debt Representative have received written notice from any First Lien Debt Representative at the direction of an Act of Required Secured Parties stating that (A) any Series of First Lien Debt has become due and payable in full (whether at maturity, upon acceleration or otherwise) or (B) the holders of First Liens securing one or more Series of First Lien Debt have become entitled under any First Lien Documents to and desire to enforce any or all of the First Liens by reason of a default under such First Lien Documents, no payment of money (or the equivalent of money) shall be made from the proceeds of Collateral by the Borrower, any other Grantor or any Grantor to the Collateral Trustee (other than payments to the Collateral Trustee for the benefit of the First Lien Secured Parties) for the benefit of any Junior Lien Secured Party (including, without limitation, payments and prepayments made for application to Junior Lien Obligations and all other payments and deposits made pursuant to any provision of any Junior Lien Document).

(d) All proceeds of Collateral or any of the Collateral Documents received by the Collateral Trustee, any Junior Lien Debt Representative or any other Junior Lien Secured Party in violation of Section 2.04(b) or 2.04(c), and all proceeds of Collateral received by any Junior Lien Debt Representative or other Junior Lien Secured Party in connection with any exercise of remedies against the Collateral, in each case, will be held by the Collateral Trustee, the applicable Junior Lien Debt Representative or any other applicable Junior Lien Secured Party in trust for the account of the First Lien Secured Parties and remitted to the Collateral Trustee upon demand by the Collateral Trustee or any First Lien Debt Representative for application in accordance with Section 3.04 hereof. The Junior Liens will remain attached to and enforceable against all proceeds so held or remitted (subject to the relative priorities set forth herein) until applied to satisfy the First Lien Obligations. All proceeds of Collateral received by the Collateral Trustee for the benefit of any holder of Junior Lien Obligations or the Junior Lien Secured Parties not in violation of the terms of the Credit Agreement or Sections 2.04(b), 2.04(c) or 2.04(d) of this Agreement will be received by the Collateral Trustee and the Junior Lien Secured Parties free from the First Liens.

Without the consent of the Collateral Trustee or any of the holders of Junior Lien Obligations (or any of their Junior Lien Debt Representatives), holders of First Lien Obligations and the First Lien Debt Representatives may enter into intercreditor arrangements to govern the relative priority among the various Series of First Lien Debt whose provisions are not inconsistent with those of the Collateral Documents or this Agreement.

Without the consent of the Collateral Trustee or any of the holders of First Lien Obligations (or any of their First Lien Debt Representatives), holders of Junior Lien Obligations and the Junior Lien Debt Representatives may enter into intercreditor arrangements to govern the relative priority among the various Series of Junior Lien Debt whose provisions are not inconsistent with those of the Collateral Documents or this Agreement.

Section 2.05 Waiver of Right of Marshaling.

(a) Prior to the Discharge of First Lien Obligations, the Junior Lien Secured Parties and the Collateral Trustee may not assert or enforce any marshaling, appraisal, valuation or other similar right accorded to a lienholder as against the First Lien Secured Parties.

(b) Following the Discharge of First Lien Obligations, the Junior Lien Secured Parties may assert their right under the UCC or otherwise to any proceeds remaining following a sale or other disposition of Collateral by, or on behalf of, the First Lien Secured Parties.

Section 2.06 Discretion in Enforcement of First Liens.

(a) In exercising rights and remedies with respect to the Collateral, at any time prior to a Discharge of First Lien Obligations the First Lien Secured Parties shall have the exclusive right to enforce (or refrain from enforcing) the provisions of the First Lien Documents (including any Shared Collateral Document) and exercise (or refrain from exercising) remedies thereunder or any such rights and remedies, all in such order and in such manner as they may determine in the exercise of their sole and exclusive discretion, including:

(i) the exercise or forbearance from exercise of all rights and remedies in respect of the Collateral and/or the First Lien Obligations;

(ii) the enforcement or forbearance from enforcement of any First Lien in respect of the Collateral;

(iii) the exercise or forbearance from exercise of rights and powers of a holder of Capital Stock included in the Collateral Documents; and

(iv) the exercise or forbearance from exercise of all rights and remedies of a secured lender under the UCC or any similar law of any applicable jurisdiction or in equity.

Section 2.07 Amendments to First Lien Documents and Discretion in Enforcement of First Lien Obligations; Amendments to Junior Lien Documents.

(a) Without in any way limiting the generality of Section 2.06, the First Lien Secured Parties and the First Lien Debt Representatives may, at any time and from time to time, without the consent of or notice to the Junior Lien Secured Parties or the Junior Lien Debt Representatives, without incurring responsibility to the Junior Lien Secured Parties and the Junior Lien Debt Representatives and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Junior Lien Secured Parties and the Junior Lien Debt Representatives, do any one or more of the following:

(i) change the manner, place or terms of payment or extend or shorten the time of payment of, or renew, refinance or alter, the First Lien Obligations, or otherwise amend or supplement in any manner the First Lien Obligations, or any instrument evidencing the First Lien Obligations or any agreement under which the First Lien Obligations are outstanding including, without limitation, increasing the principal or other amount thereof and/or the applicable margin or similar component of interest rate;

(ii) release any Person or entity liable in any manner for the collection of the First Lien Obligations;

(iii) release the First Lien on any Collateral; and

(iv) exercise or refrain from exercising any rights against the Borrower and/or any Grantor.

(b) Without the prior written consent of the First Lien Debt Representatives or unless permitted under the First Lien Documents, unless and until the Discharge of First Lien Obligations has occurred, no Junior Lien Document may be amended, restated, supplemented or otherwise modified and no Junior Lien Debt may be refinanced, to the extent such amendment, restatement, supplement, modification or refinancing, or the terms of such new Junior Lien Documents, would:

(i) contravene the provisions of this Agreement;

(ii) except with respect to the Notes, accelerate any date upon which a scheduled payment of principal or interest is due, cause the maturity date of such Junior Lien Debt to be prior to the date that is 91 days after the maturity date set forth in the Credit Agreement, or otherwise decrease the weighted average life to maturity of such Junior Lien Debt;

(iii) except with respect to the Notes, modify (or undertake any action having the effect of a modification of) the mandatory prepayment provisions of the Junior Lien Document in a manner adverse to the First Lien Secured Parties; or

(iv) reduce the capacity to incur the First Lien Debt to an amount less than the aggregate principal amount of First Lien Debt under the First Lien Documents on the day of any such amendment, restatement, supplement, modification or refinancing.

Section 2.08 Insolvency or Liquidation Proceedings.

(a) If in any Insolvency or Liquidation Proceeding and prior to the Discharge of First Lien Obligations, the First Lien Secured Parties by an Act of Required Secured Parties shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), or to permit the Borrower or any other Grantor to obtain financing, whether from the First Lien Secured Parties or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”) then each of the Collateral Trustee (on behalf of the Junior Lien Secured Parties) and each Junior Lien Debt Representative for itself and on behalf of the other Junior Lien Secured Parties represented by it, agrees that it will not raise any objection or otherwise contest (or support any Person objecting to or otherwise contesting) to such Cash Collateral use or DIP Financing (including any proposed orders for such Cash Collateral use and/or DIP Financing which are acceptable to the First Lien Secured Parties), and to the extent the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing, the Collateral Trustee will subordinate its Junior Liens on the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except as expressly agreed by the First Lien Secured Parties or to the extent permitted by Section 2.08(d)); provided that the Junior Lien Secured Parties retain the right to object to any ancillary agreements or arrangements regarding Cash Collateral use or the DIP Financing that are inconsistent with the express terms hereof (including Section 2.08(d)). Each of the Collateral Trustee (on behalf of the Junior Lien Secured Parties) and each Junior Lien Debt Representative (on behalf of itself and the Junior Lien Secured Parties represented by it) agrees that it will not seek consultation rights in connection with, and will not raise any objection or oppose or otherwise contest (or support any Person objecting to, opposing or otherwise contesting), a motion to sell, liquidate or otherwise dispose of Collateral under Section 363 of the Bankruptcy Code or any similar Bankruptcy Law if the requisite First Lien Secured Parties have consented to such sale, liquidation or other disposition. Each of the Collateral Trustee (on behalf of the Junior Lien Secured Parties) and each Junior Lien Debt Representative (on behalf of itself and the Junior Lien Secured Parties represented by it) further agrees that it will not directly or indirectly oppose or impede entry of any order in connection with such sale, liquidation or other disposition, including orders to retain professionals or set bid procedures in connection with such sale, liquidation or disposition if (x) the requisite First Lien Secured Parties have consented to such (i) retention of professionals and bid procedures in connection with such sale, liquidation or disposition of such assets and (ii) the sale, liquidation or disposition of such assets, in which event the Junior Lien Secured Parties will be deemed to have consented to the sale or disposition of Collateral pursuant to Section 363(f) of the Bankruptcy Code or any similar Bankruptcy Law and (y) such motion does not impair the rights of the Junior Lien Secured Parties under Section 363(k) of the Bankruptcy Code or any similar Bankruptcy Law. No Junior Lien Secured Party may provide DIP Financing to the Debtors secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations.

(b) Until the Discharge of First Lien Obligations has occurred, the Collateral Trustee (on behalf of the Junior Lien Secured Parties) and each Junior Lien Debt Representative, on behalf of itself and the other Junior Lien Secured Parties represented by it, agrees that none of them shall (i) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral through an Act of Required Secured Parties, unless a motion for adequate protection permitted under Section 2.08(d) has been denied by a bankruptcy court or (ii) oppose (or support any other Person in opposing) any request by the First Lien Secured Parties for relief from such stay.

(c) If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan both on account of First Lien Obligations and on account of Junior Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Junior Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(d) The Collateral Trustee (on behalf of the Junior Lien Secured Parties) and each Junior Lien Debt Representative, on behalf of itself and the other Junior Lien Secured Parties represented by it, agrees that none of them shall contest (or support any other Person contesting) (1) any request by the First Lien Debt Representatives or the First Lien Secured Parties for adequate protection under any Bankruptcy Law or (2) any objection by the First Lien Debt Representatives or the First Lien Secured Parties to any motion, relief, action or proceeding based on the First Lien Secured Parties claiming a lack of adequate protection. Notwithstanding the foregoing provisions, in any Insolvency or Liquidation Proceeding (1) if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then the Collateral Trustee (on behalf of the Junior Lien Secured Parties) or Junior Lien Debt Representative, on behalf of itself or any of the other Junior Lien Secured Parties represented by it, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Junior Lien Obligations are so subordinated to the First Lien Obligations under this Agreement and (2) each of the Collateral Trustee, the Junior Lien Debt Representatives and the Junior Lien Secured Parties shall only be permitted to seek adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding in the form of (A) additional collateral, provided that as adequate protection for the First Lien Obligations, the Collateral Trustee, on behalf of the First Lien Secured Parties, is also granted a senior Lien on such additional collateral; (B) replacement Liens on the Collateral, provided that as adequate protection for the First Lien Obligations, the Collateral Trustee, on behalf of the First Lien Secured Parties, is also granted senior replacement Liens on the Collateral; (C) an administrative expense claim, provided that as adequate protection for the First Lien Obligations, the Collateral Trustee, on behalf of the First Lien Secured Parties, is also granted an administrative expense claim which is senior and prior to the administrative expense claim of the Collateral Trustee (on behalf of the Junior Lien Secured Parties) and each Junior Lien Debt Representative on behalf of the Junior Lien Secured Parties represented by it; and (D) cash payments with respect to interest on the Junior Lien Obligations, provided that (1) as adequate protection for the First Lien Obligations, the Collateral Trustee, on behalf of the First Lien Secured Parties, is also granted cash payments with respect to interest on the First Lien Obligations, and (2) such cash payments with respect to interest (at the non-default rate) on the Junior Lien Obligations do not exceed an amount equal to the interest accruing on the principal amount of Junior Lien Obligations outstanding on the date such relief is granted at the interest rate under the applicable Junior Lien Documents and accruing from the date the Collateral Trustee (on behalf of the Junior Lien Secured Parties) or the applicable Junior Lien Debt Representative on behalf of the Junior Lien Secured Parties represented by it is granted such relief. If any Junior Lien Secured Party receives post-petition interest and/or adequate protection payments in an Insolvency or Liquidation Proceeding (“Junior Lien Adequate Protection Payments”), and the First Lien Secured Parties do not receive payment in full in cash of all First Lien Obligations upon the effectiveness of the plan of reorganization for, or conclusion of, that Insolvency or Liquidation Proceeding, then each Junior Lien Secured Party shall pay over to the First Lien Secured Party an amount (the “Pay-Over Amount”) equal to the lesser of (i) the Junior Lien Adequate Protection Payments received by such Junior Lien Secured Party and (ii) the amount of the short-fall (the “Short Fall”) in payment in full of the First Lien Obligations; provided that to the extent any portion of the Short Fall represents payments received by the First Lien Secured Parties in the form of promissory notes, equity or other property, equal in value to the cash paid in respect of the Pay-Over Amount, the First Lien Secured Parties shall, upon receipt of the Pay-Over Amount, transfer those promissory notes, equity or other property equal in value to the cash paid in respect of the Pay-Over Amount to the applicable Junior Lien Secured Parties in exchange for the Pay-Over Amount. Notwithstanding anything herein to the contrary, the First Lien Secured Parties shall not be deemed to have consented to, and expressly retain their rights to object to, the grant of adequate protection in the form of cash payments to the Junior Lien Secured Parties made pursuant to this Section 2.08(d).

(e) Nothing contained herein shall prohibit or in any way limit any First Lien Debt Representative or any other First Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Collateral Trustee (on behalf of the Junior Lien Secured Parties), any Junior Lien Debt Representative or any of the other Junior Lien Secured Parties, including the seeking by the Collateral Trustee (on behalf of the Junior Lien Secured Parties), any Junior Lien Debt Representative or any of the other Junior Lien Secured Parties of adequate protection or the assertion by the Collateral Trustee (on behalf of the Junior Lien Secured Parties), any Junior Lien Debt Representative or any of the other Junior Lien Secured Parties of any of its rights and remedies under the Junior Lien Documents or otherwise.

(f) If any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any other Grantor any amount paid in respect of First Lien Obligations (a “Recovery”), then such First Lien Secured Party shall be entitled to a reinstatement of First Lien Obligations with respect to all such recovered amounts on the date of such Recovery, and from and after the date of such reinstatement the Discharge of First Lien Obligations shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

(g) The Collateral Trustee (on behalf of the Junior Lien Secured Parties), each Junior Lien Debt Representative (on behalf of itself and the Junior Lien Secured Parties represented by it), the Collateral Trustee (on behalf of the First Lien Secured Parties) and each First Lien Debt Representative (on behalf of itself and the First Lien Secured Parties represented by it) each acknowledges and agrees that:

(i) the grants of Liens pursuant to the First Lien Collateral Documents and the Junior Lien Collateral Documents (other than Liens pursuant to Shared Collateral Documents) constitute two separate and distinct grants of Liens;

(ii) other than Liens granted pursuant to the Shared Collateral Documents, because of, among other things, their differing rights in the Collateral, the Junior Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding; and

(iii) the Liens granted pursuant to the Shared Collateral Documents, including the Liens on the Collateral shall rank and secure:

(A) first, the First Lien Obligations, pari passu and without prejudice between them, and

(B) second, the Junior Lien Obligations, pari passu and without prejudice between them.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Secured Parties and the Junior Lien Secured Parties in respect of the Collateral (including under Shared Collateral Documents) constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Borrower and/or the other Grantors in respect of the Collateral (with the effect being that, to the extent the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Junior Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest, including any additional interest payable pursuant to the First Lien Documents, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Junior Lien Secured Parties with respect to the Collateral, with the Collateral Trustee (on behalf of the Junior Lien Secured Parties) or each Junior Lien Debt Representative, as applicable, for itself and on behalf of the Junior Lien Secured Parties for whom it acts as representative, hereby acknowledging and agreeing to turn over to the First Lien Secured Parties, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Junior Lien Secured Parties.

(i)

The parties to this Agreement acknowledge that this Agreement is a “subordination agreement” under section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of an Insolvency or Liquidation Proceeding. All references in this Agreement to the Borrower or any other Grantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in an Insolvency or Liquidation Proceeding.

(ii)

Each Junior Lien Debt Representative, for itself and on behalf of the Junior Lien Secured Parties represented by it, waives any claim it may hereafter have against any First Lien Secured Party arising out of the election of any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding so long as such actions are not in express contravention of the terms of this Agreement.

Section 2.09 Collateral Shared Equally and Ratably within Class. The parties to this Agreement agree that the payment and satisfaction of all of the Secured Obligations within each Class will be secured equally and ratably by the Liens established in favor of the Collateral Trustee for the benefit of the Secured Parties belonging to such Class, notwithstanding the time of incurrence of any Secured Obligations within such Class or the date, time, method or order of grant, attachment or perfection of any Liens securing such Secured Obligations within such Class and notwithstanding any provision of the UCC or any other applicable law, the time of incurrence of any Series of First Lien Debt or Series of Junior Lien Debt or the time of incurrence of any other First Lien Obligation or Junior Lien Obligation, or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent preference, fraudulent conveyance or otherwise of, the Liens securing the First Lien Obligations or the Junior Lien Obligations, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced against the Borrower or any other Grantor, and it is the intent of the parties that, and each party hereto agrees for itself and the Junior Lien Secured Parties and First Lien Secured Parties (as applicable) represented by it that:

(a) all Junior Lien Obligations will be and are secured equally and ratably by all Junior Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of any Series of Junior Lien Debt, and that all such Junior Liens will be enforceable by the Collateral Trustee for the benefit of all Junior Lien Secured Parties equally and ratably; provided, however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Series of Junior Lien Debt if the Secured Debt Documents in respect thereof prohibit the applicable Junior Lien Debt Representative from accepting the benefit of a Lien on any particular asset or property or such Junior Lien Debt Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property (any such Lien, a “Junior Declined Lien”); and

(b) all First Lien Obligations will be and are secured equally and ratably by all First Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of any Series of First Lien Debt, and that all such First Liens will be enforceable by the Collateral Trustee for the benefit of all First Lien Secured Parties equally and ratably; provided, however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Series of First Lien Debt if the Secured Debt Documents in respect thereof prohibit the applicable First Lien Debt Representative from accepting the benefit of a Lien on any particular asset or property or such First Lien Debt Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property (any such Lien, a “First Lien Declined Lien”; any such First Lien Declined Lien or Junior Declined Lien, as the context may require, a “Declined Lien”).

It is understood and agreed that nothing in this Section 2.09 is intended to alter the priorities among Secured Parties belonging to different Classes as provided in Section 2.03.

Section 2.10 Similar Liens and Agreements. The parties hereto agree that it is their intention that the Collateral for the First Lien Obligations and the Collateral for the Junior Lien Obligations be identical (other than with respect to any Junior Declined Lien). In furtherance of the foregoing, the parties hereto agree, subject to the other provisions of this Agreement, that the Collateral Documents creating or evidencing the First Liens and the Junior Liens will be either Shared Collateral Documents or in all material respects the same forms of documents other than as is necessary or appropriate to reflect the first lien and second lien nature of the Obligations thereunder. Notwithstanding anything to the contrary herein, a First Lien Declined Lien shall also constitute a Junior Declined Lien.

Section 2.11 No New Liens. (a) Subject to the terms hereof, and except with respect to Declined Liens, the parties hereto agree that, so long as the Discharge of First Lien Obligations has not occurred, (a) none of the Grantors shall, or shall permit any of its Subsidiaries to, (1) grant any additional Liens on any asset or property of any Grantor to secure any Junior Lien Obligation unless it has granted, or substantially concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the First Lien Obligations, or (2) grant any additional Liens on any asset or property of any Grantor to secure any First Lien Obligations unless it has granted, or substantially concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the Junior Lien Obligations; and (b) if any Junior Lien Debt Representative or any other Junior Lien Secured Party shall hold any Lien on any assets or property of any Grantor securing any Junior Lien Obligations that are not also subject to the first priority Liens securing all First Lien Obligations under the First Lien Collateral Documents, such Junior Lien Debt Representative or other Junior Lien Secured Party (i) shall notify the Collateral Trustee promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such assets or property to each First Lien Debt Representative as security for the First Lien Obligations, shall assign such Lien to the Collateral Trustee as security for all First Lien Obligations for the benefit of the First Lien Secured Parties (but may retain a junior lien on such assets or property subject to the terms hereof) and (ii) until such assignment or such grant of a similar Lien to each First Lien Debt Representative, shall be deemed to hold and have held such Lien for the benefit of each First Lien Debt Representative and the other First Lien Secured Parties as security for the First Lien Obligations. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to any First Lien Debt Representative or any other First Lien Secured Party, each Junior Lien Debt Representative agrees, for itself and on behalf of the other Junior Lien Secured Parties, that any amounts received by or distributed to any Junior Lien Secured Party pursuant to or as a result of any Lien granted in contravention of this Section 2.11 shall be subject to Section 3.04.

Section 2.12 Confirmation of Subordination in Collateral Documents. The First Lien Secured Parties and the Junior Lien Secured Parties agree that each Junior Lien Collateral Document (other than any Shared Collateral Documents) shall include the following language (or language to similar effect approved by the Controlling Representative):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee for the benefit of the Junior Lien Secured Parties pursuant to this Agreement and the exercise of any right or remedy by the Collateral Trustee for the benefit of the Junior Lien Secured Parties hereunder are subject to the provisions of the Collateral Trust Agreement, dated as of July 27, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among Seadrill Limited, Seadrill Finance Limited, J.P. Morgan SE, as Administrative Agent, GLAS Trust Company LLC, as Trustee under the Indenture and GLAS Trust Company LLC, as Collateral Trustee and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Collateral Trust Agreement and this Agreement, the terms of the Collateral Trust Agreement shall govern and control to the extent permitted by mandatory law applicable to this Agreement.”

Section 2.13 Shared Collateral Document Legend. In addition, in furtherance of the foregoing, the First Lien Secured Parties and the Junior Lien Secured Parties agree that each Shared Collateral Document shall, to the extent possible under applicable law, include the following language (or language substantially similar that is customary or appropriate in the relevant jurisdiction):

“Notwithstanding anything to the contrary contained in this Agreement, each Grantor, each Secured Debt Representative (on behalf of the Secured Parties it represents) and the Collateral Trustee, acknowledge and agrees that:

(x) the security interest granted pursuant to this Agreement to the Collateral Trustee is intended to be (i) to the Collateral Trustee for each First Lien Debt Representative for the benefit of the Secured Parties it represents, a “first” priority senior security interest in the Collateral subject hereto and (ii) to the Collateral Trustee for each Junior Lien Debt Representative, for the benefit of the Secured Parties it represents, a “second” priority security interest in the Collateral subject hereto, fully junior, subordinated and subject to the security interest granted to Collateral Trustee for each First Lien Debt Representative and the First Lien Secured Parties on the terms and conditions set forth in the Collateral Trust Agreement notwithstanding the fact that a single security interest has been granted pursuant to this Agreement and all other rights and benefits afforded hereunder are expressly subject to the terms and conditions of the Collateral Trust Agreement; and

(y) the First Lien Secured Parties security interests in the Collateral are intended to constitute security interests separate and apart (and of a different class and claim) from the Junior Lien Secured Parties’ security interests in the Collateral.”

ARTICLE III.

APPOINTMENT, POWERS AND DUTIES OF COLLATERAL TRUSTEE

Section 3.01 Appointment and Undertaking of the Collateral Trustee.

(a) Each Secured Party acting through its respective Secured Debt Representative and/or by its acceptance of the benefits of the Collateral Documents hereby appoints the Collateral Trustee to serve as collateral trustee hereunder on the terms and conditions set forth herein. Subject to, and in accordance with, this Agreement, the Collateral Trustee will, as collateral trustee, for the benefit solely and exclusively of the present and future Secured Parties in accordance with the terms of this Agreement:

(i)

accept, enter into, hold, maintain, administer and enforce all Collateral Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations hereunder and under the Collateral Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Collateral Documents;

(ii)

take all lawful and commercially reasonable actions permitted under the Collateral Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies, subject to Section 5.01;

(iii)	deliver and receive notices pursuant to this Agreement and the Collateral Documents;

(iv)

sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Collateral Documents and its other interests, rights, powers and remedies;

remit as provided in Section 3.04 all cash proceeds received by the Collateral Trustee from the collection, foreclosure or enforcement of its interest in the Collateral under the Collateral Documents or any of its other interests, rights, powers or remedies;

(v)

execute and deliver (i) amendments and supplements to the Collateral Documents as from time to time authorized pursuant to Section 7.01 upon receipt of an Officers’ Certificate certifying that the amendment or supplement was permitted under Section 7.01 and (ii) acknowledgements of Collateral Trust Joinders delivered pursuant to Sections 3.08 or 7.23 hereof;

(vi)	release or subordinate any Lien granted to it by any Collateral Document upon any Collateral if and as required by Section 3.02 or Article IV;

(vii)	act or decline to act in connection with any enforcement of Liens as provided in Section 3.03; and

(viii)

enter into, be party to and perform all obligations and exercise all rights and powers under any intercreditor agreements, including any amendments, modifications, supplements, restatements or replacements thereof from time to time to the extent permitted by the Secured Debt Documents.

(b) Each party to this Agreement (in the case of each Secured Debt Representative, on behalf of itself and the Secured Parties represented by it) acknowledges and consents to the undertaking of the Collateral Trustee set forth in Section 3.01(a) and agrees to each of the other provisions of this Agreement applicable to the Collateral Trustee.

(c) Notwithstanding anything to the contrary contained in this Agreement, the Collateral Trustee will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding with respect to any of the Collateral (other than actions as necessary to prove, protect or preserve the Liens securing the Secured Obligations) unless and until it shall have been directed in writing by an Act of Required Secured Parties and then only in accordance with the provisions of this Agreement; provided, that notwithstanding the foregoing, the Required Junior Lien Debtholders (or any Junior Lien Debt Representative representing such Required Junior Lien Debtholders) may direct the Collateral Trustee with respect to the enforcement of Junior Lien Collateral Documents and rights and remedies against the Collateral after expiration of the Standstill Period to the extent provided in Section 2.04.

(d) The Collateral Trustee shall act or decline to act in connection with any enforcement of Liens as provided in Section 3.03.

(e) Notwithstanding anything to the contrary contained in this Agreement, neither the Borrower nor any of its Affiliates may serve as Collateral Trustee.

(f) The Collateral Trustee shall have all individual powers necessary or convenient for the exercise of its role hereunder, including, but not limited to, powers to appoint attorneys-at-law and represent the Secured Parties pursuant to Article 18 of Brazilian Law No. 13,105, dated March 16, 2015, as amended from time to time.

Section 3.02 Release or Subordination of Liens. The Collateral Trustee will not release or subordinate any Lien of the Collateral Trustee (and the other Secured Parties, as applicable) granted under any Collateral Document or consent to the release or subordination of any Lien of the Collateral Trustee granted under any Collateral Document, except:

(a) solely with respect to subordination, as directed by an Act of Required Secured Parties accompanied by an Officers’ Certificate and an opinion of counsel, upon which the Collateral Trustee may conclusively rely, to the effect that the subordination was permitted by this Agreement and each other applicable Secured Debt Document;

(b) as required by Article IV;

(c) as ordered pursuant to applicable law under a final and nonappealable order or judgment of a court of competent jurisdiction; or

(d) for the subordination of the Junior Trust Estate and the Junior Liens to the Senior Trust Estate and the First Liens in accordance with Section 2.03 hereof.

Section 3.03 Enforcement of Liens. If the Collateral Trustee at any time receives written notice stating that a Secured Debt Default has occurred, the Collateral Trustee will promptly deliver written notice thereof to each Secured Debt Representative.

Thereafter, the Collateral Trustee shall await direction by an Act of Required Secured Parties and will act, or decline to act, as directed by an Act of Required Secured Parties, in the exercise and enforcement of the Collateral Trustee’s interests, rights, powers and remedies in respect of the Collateral or under the Collateral Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Trustee will, subject to Article V, act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Required Secured Parties; provided, however, that upon expiration of the Standstill Period the Collateral Trustee shall exercise or decline to exercise enforcement rights, powers and remedies as directed by the Required Junior Lien Debtholders as provided in Section 2.04 hereof unless the First Lien Secured Parties or a First Lien Debt Representative shall have caused the Collateral Trustee to commence and diligently pursue the exercise of rights and remedies with respect to all or any material portion of the Collateral. Unless it has been directed to the contrary by an Act of Required Secured Parties, the Collateral Trustee in any event may (but will not be obligated to) take or refrain from taking such action with respect to any default under any Secured Debt Document as it may deem advisable.

Section 3.04 Application of Proceeds.

(a) The Collateral Trustee will apply the proceeds of any collection, sale, foreclosure or other realization upon, or exercise of any right or remedy with respect to, any Collateral Document and the proceeds thereof, Sale Proceeds, and the proceeds of any insurance policy or any assignment of earnings required under any First Lien Document or Junior Lien Document or otherwise covering the Collateral in the following order of application:

FIRST, to the payment of all amounts payable under this Agreement on account of the Collateral Trustee’s fees and any reasonable and documented legal fees, costs and expenses or other liabilities of any kind incurred by the Collateral Trustee or any co-trustee or agent of the Collateral Trustee in connection with any Secured Debt Document (including, but not limited to, indemnification obligations that are then due and payable);

SECOND, to the repayment of obligations, other than the Secured Obligations, secured by a Permitted Prior Lien on the Collateral sold or realized upon to the extent that such other Lien has priority over the First Liens but only if such obligation is discharged (in whole or in part) in connection with such sale or other realization;

THIRD, to the respective First Lien Debt Representatives on a pro rata basis (or such other basis as set forth in any intercreditor agreement in respect of one or more Series of First Lien Debt in accordance with the written instruction of the respective First Lien Debt Representatives) for each Series of First Lien Debt that is secured by such Collateral, for application to the payment of all such outstanding First Lien Debt and any such other

First Lien Obligations that are then due and payable and so secured (for application in such order as may be provided in the First Lien Documents applicable to the respective First Lien Obligations) in an amount sufficient to pay in full in cash all outstanding First Lien Debt and all other First Lien Obligations that are then due and payable (including all interest and fees accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the First Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable First Lien Document) of all outstanding letters of credit constituting First Lien Debt), in each case to the extent permitted under applicable law;

FOURTH, to the respective Junior Lien Debt Representatives on a pro rata basis (or such other basis as set forth in any intercreditor agreement in respect of one or more Series of Junior Lien Debt in accordance with the written instruction of the respective Junior Lien Debt Representatives) for each Series of Junior Lien Debt that is secured by such Collateral for application to the payment of all outstanding Junior Lien Debt and any other Junior Lien Obligations that are so secured and then due and payable (for application in such order as may be provided in the Junior Lien Documents applicable to the respective Junior Lien Obligations) in an amount sufficient to pay in full in cash all outstanding Junior Lien Debt and all other Junior Lien Obligations that are then due and payable and so secured (including, to the extent legally permitted, all interest and fees accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Junior Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Junior Lien Document) of all outstanding letters of credit, if any, constituting Junior Lien Debt), in each case to the extent permitted under applicable law; and

FIFTH, any surplus remaining after the payment in full in cash of amounts described in the preceding clauses will be paid to the Borrower or the applicable Grantor, as the case may be, its successors or assigns, or to such other Persons as may be entitled to such amounts under applicable law or as a court of competent jurisdiction may direct.

Notwithstanding the foregoing, if any Series of Secured Debt has released its Lien on any Collateral as described in Section 4.04, then such Series of Secured Debt and any related Secured Obligations of that series thereafter shall solely bear the results of such impairment and shall not be entitled to share in the proceeds of any Collateral so released by that series nor be entitled to a “true up” or other turnover or compensation from the proceeds of other Collateral as a result of such impairment.

(b) If any Junior Lien Debt Representative or any other Junior Lien Secured Party collects or receives any proceeds of such foreclosure, collection or other enforcement, proceeds of any insurance, Sale Proceeds or any proceeds subject to Liens that have been avoided or otherwise invalidated that should have been applied to the payment of the First Lien Obligations in accordance with Section 3.04(a) above, whether before or after the commencement of an Insolvency or Liquidation Proceeding or otherwise, such Junior Lien Debt Representative or such Junior Lien Secured Party, as the case may be, will forthwith deliver the same to the Collateral Trustee, for the account of the First Lien Secured Parties, to be applied in accordance with Section 3.04(a). Until so delivered, such proceeds shall be segregated and will be held in trust by that Junior Lien Debt Representative or that other Junior Lien Secured Party, as the case may be, for the benefit of the First Lien Secured Parties. For the avoidance of doubt, these provisions will not apply to payments received by any holder of Junior Lien Obligations if such payments are not proceeds of, or the result of a realization upon, Collateral or any Collateral Document.

(c) This Section 3.04 is intended for the benefit of, and will be enforceable as a third party beneficiary by, each present and future holder of Secured Obligations, each present and future Secured Debt Representative and the Collateral Trustee as holder of the First Liens and Junior Liens. The Secured Debt Representative of each future Series of Secured Debt will be required to deliver a Collateral Trust Joinder, including a lien sharing and priority confirmation as provided in Section 3.08 at the time of incurrence of such Series of Secured Debt.

(d) In connection with the application of proceeds pursuant to Section 3.04(a), except as otherwise directed by an Act of Required Secured Parties, the Collateral Trustee may (but shall not be obligated to) sell any non-cash proceeds for cash prior to the application of the proceeds thereof.

(e) In making the determinations and allocations in accordance with Section 3.04(a), the Collateral Trustee may conclusively rely upon information supplied by the relevant First Lien Debt Representative as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective First Lien Debt and any other First Lien Obligations and information supplied by the relevant Junior Lien Debt Representative as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Junior Lien Debt and any other Junior Lien Obligations. Without limiting the generality of the foregoing, each of the Secured Debt Representatives hereby agrees that, upon request of the Collateral Trustee, it shall promptly deliver a certificate to the Collateral Trustee specifying, as of the requested date, the amount of any Secured Obligations under the Secured Debt Documents represented by it. If requested by the Collateral Trustee, each Secured Debt Representative so requested shall supply the Collateral Trustee with reasonable supporting documentation to evidence the amount of such Secured Obligations.

Section 3.05 Powers of the Collateral Trustee.

(a) The Collateral Trustee is irrevocably authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Collateral Documents and applicable law and in equity and to act as set forth in this Article III or, subject to the other provisions of this Agreement, as requested in any lawful directions given to it from time to time in respect of any matter by an Act of Required Secured Parties.

(b) No Secured Debt Representative or Secured Party (other than the Collateral Trustee) will have any liability whatsoever for any act or omission of the Collateral Trustee.

Section 3.06 Documents and Communications. The Collateral Trustee will permit each Secured Debt Representative upon reasonable written notice from time to time to inspect and copy, at the cost and expense of the party requesting such copies, any and all Collateral Documents and other documents, notices, certificates, instructions or communications received by the Collateral Trustee in its capacity as such.

Section 3.07 For Sole and Exclusive Benefit of the Secured Parties. The Collateral Trustee will accept, hold, administer and enforce all Liens on the Collateral at any time granted, transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Trustee and all other property of the Trust Estates solely and exclusively for the benefit of the present and future holders of present and future Secured Obligations, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 3.04.

Section 3.08 Additional Secured Debt.

(a) The Collateral Trustee will, as Collateral Trustee hereunder, perform its undertakings set forth in this Agreement with respect to any Funded Debt that is issued or incurred after the date hereof if:

(i)	such Funded Debt is identified as Junior Lien Debt or First Lien Debt in accordance with the procedures set forth in Section 3.08(b); and

(ii)

unless such Funded Debt is issued under an existing Secured Debt Document for any Series of Secured Debt whose Secured Debt Representative is already party to this Agreement, the designated Secured Debt Representative identified pursuant to Section 3.08(b) signs a Collateral Trust Joinder and delivers the same to the Collateral Trustee.

Notwithstanding the foregoing, (x) the incurrence of revolving credit obligations under commitments that have previously been designated as Secured Debt, (y) the issuance of letters of credit and incurrence of reimbursement obligations in respect thereof or in respect of Cash Management Obligations or obligations under Swap Agreements under or in connection with commitments that have previously been designated as Secured Debt; and (z) the issuance of additional Notes under the Indenture shall automatically constitute Secured Debt of the same series as the Indenture and shall not require compliance with the procedures set forth in Section 3.08(b).

(b) The Borrower will be permitted to designate as Secured Debt hereunder any Funded Debt that is incurred by the Borrower or any other Grantor after the date of this Agreement in accordance with the terms of all applicable Secured Debt Documents. The Borrower may only effect such designation by delivering to the Collateral Trustee an Additional Secured Debt Designation that:

(i)

states that the Borrower or such other Grantor intends to incur additional Secured Debt (“Additional Secured Debt”) which will either be (as specified in such Additional Secured Debt Designation) (A) First Lien Debt not prohibited by any Secured Debt Document to be incurred and secured by a First Lien equally and ratably with all previously existing and future First Lien Debt or (B) Junior Lien Debt not prohibited by any Secured Debt Document to be incurred and secured with a Junior Lien equally and ratably with all previously existing and future Junior Lien Debt;

(ii)	specifies the name and address of the Secured Debt Representative for such Additional Secured Debt for purposes of Section 7.08 of this Agreement;

(iii)

states that the Borrower and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Secured Debt is secured by the Collateral in accordance with the Collateral Documents;

(iv)

attaches as Exhibit 1 to such Additional Secured Debt Designation a Reaffirmation Agreement in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement, which Reaffirmation Agreement has been duly executed by the Borrower and each other Grantor; and

(v)	states that the Borrower has caused a copy of the Additional Secured Debt Designation and the related Collateral Trust Joinder to be delivered to each then existing Secured Debt Representative.

Although the Borrower shall be required to deliver a copy of each Additional Secured Debt Designation and each Collateral Trust Joinder to each then existing Secured Debt Representative, the failure to so deliver a copy of the Additional Secured Debt and/or Collateral Trust Joinder to any then-existing Secured Debt Representative shall not affect the status of such debt as Additional Secured Debt if the other requirements of this Section 3.08 are complied with. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Borrower or any other Grantor to incur additional Funded Debt or Liens if prohibited by the terms of any Secured Debt Document.

(c) With respect to any Secured Debt that is issued or incurred after the date hereof, the Borrower and each of the other Grantors agrees to take such actions (if any) as may from time to time reasonably be requested by the Collateral Trustee, any First Lien Debt Representative, any Junior Lien Debt Representative or any Act of Required Secured Parties, and enter into such technical amendments, modifications and/or supplements to the then existing Guarantees and Collateral Documents (or execute and deliver such additional Collateral Documents), including, without limitation, the execution of an amendment to any vessel mortgage forming part of the Collateral Documents and its recordation with any applicable vessel registry, as may from time to time be reasonably necessary or requested by such Persons, to ensure that the Additional Secured Debt is secured by, and entitled to the benefits of, the relevant Collateral Documents, and each Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes the Collateral Trustee to enter into, any such technical amendments, modifications and/or supplements (and additional Collateral Documents). The Borrower and each other Grantor hereby further agree that, if there are any recording, filing, documentary stamp tax or other similar fees payable in connection with any of the actions to be taken pursuant to this Section 3.08(c), all such amounts shall be paid by, and shall be for the account of, the Borrower and the respective Grantors, on a joint and several basis.

(d) [reserved].

(e) The Borrower shall have the right at any time on or after the Discharge of First Lien Obligations has occurred to enter into any First Lien Document evidencing First Lien Debt the incurrence of which is not prohibited by the applicable Secured Debt Documents and to designate such Funded Debt as First Lien Debt in accordance with Section 3.08(b). At any time from and after the date of such designation pursuant to Section 3.08(b) (the “Reference Date”), subject to compliance with Section 3.08(c), the obligations under such First Lien Document shall automatically and without further action be treated as First Lien Debt for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Junior Lien Obligations shall be at all times subordinated and junior to such First Liens Obligations pursuant to the terms of this Agreement, including with respect to Junior Lien Obligations that were incurred or outstanding on or prior to the Reference Date.

Section 3.09 First Lien Parallel Debt.

(a) The Borrower and each Grantor undertakes with the Collateral Trustee to pay to the Collateral Trustee its First Lien Parallel Debts.

(b) Each First Lien Parallel Debt is (x) a separate and independent obligation from, and is without prejudice to, its First Lien Underlying Debts, (y) constitutes a single obligation of the Borrower and each Grantor to the Collateral Trustee and (z) is an independent and separate claim of the Collateral Trustee to receive payment of that First Lien Parallel Debt (in its capacity as the independent and separate creditor of that First Lien Parallel Debt).

(c) If any First Lien Underlying Debt is avoided or reduced other than as a result of payment to, or recovery or discharge by, the First Lien Secured Party to which the First Lien Underlying Debt is owed or otherwise with the consent of that First Lien Secured Party, the amount of the First Lien Parallel Debt corresponding to that First Lien Underlying Debt shall be equal to the amount which the First Lien Underlying Debt would have had if the avoidance or reduction had not occurred.

(d) The Borrower nor any Grantor may pay any First Lien Parallel Debt other than at the instruction of, and in the manner determined by, the Collateral Trustee. Without prejudice to Section 3.09(b) above, each First Lien Parallel Debt is due and payable at the same time as, for the same amount of and in the same currency as its First Lien Underlying Debts and all payments to be made by the Borrower or a Grantor in respect of its First Lien Parallel Debts shall be calculated and be made without (and clear of any deduction for) set-off or counterclaim.

(e) Any payment made, or amount recovered, in respect of the Borrower’s or a Grantor’s First Lien Parallel Debt shall reduce the First Lien Underlying Debts owed to any First Lien Secured Party by the amount which that First Lien Secured Party is entitled to receive out of that payment or recovery under the First Lien Documents.

Section 3.10 Junior Lien Parallel Debt.

(a) The Borrower and each Grantor undertakes with the Collateral Trustee to pay to the Collateral Trustee its Junior Lien Parallel Debts.

(b) Each Junior Lien Parallel Debt is (x) a separate and independent obligation from, and without prejudice to, its Junior Lien Underlying Debts, (y) constitutes a single obligation of the Borrower and each Grantor to the Collateral Trustee and (z) is an independent and separate claim of the Collateral Trustee to receive payment of that Junior Lien Parallel Debt (in its capacity as the independent and separate creditor of that Junior Lien Parallel Debt).

(c) If any Junior Lien Underlying Debt is avoided or reduced other than as a result of payment to, or recovery or discharge by, the Junior Lien Secured Party to which the Junior Lien Underlying Debt is owed or otherwise with the consent of that Junior Lien Secured Party, the amount of the Junior Lien Parallel Debt corresponding to that Junior Lien Underlying Debt shall be equal to the amount which the Junior Lien Underlying Debt would have had if the avoidance or reduction had not occurred.

(d) The Borrower nor any Grantor may pay any Junior Lien Parallel Debt other than at the instruction of, and in the manner determined by, the Collateral Trustee. Without prejudice to Section 3.10(b) above, each Junior Lien Parallel Debt is due and payable at the same time as, for the same amount of and in the same currency as its Junior Lien Underlying Debts and all payments to be made by the Borrower or a Grantor in respect of its Junior Lien Parallel Debts shall be calculated and be made without (and clear of any deduction for) set-off or counterclaim.

(e) Any payment made, or amount recovered, in respect of the Borrower’s or a Grantor’s Junior Lien Parallel Debt shall reduce the Junior Lien Underlying Debts owed to any Junior Lien Secured Party by the amount which that Junior Lien Secured Party is entitled to receive out of that payment or recovery under the Junior Lien Documents.

Section 3.11 Appointment of Collateral Trustee as security trustee for any UK Security Document.

(a) For the purposes of Liens or Collateral created under any UK Security Document (as defined below), the following additional provisions shall apply.

(b) In this Section 3.11, the following expressions have the following meanings:

“Appointee” means any receiver, administrator, restructuring or other insolvency officer appointed in respect of any Grantor or its assets.

“Charged Property” means the assets of the Grantors subject to a security interest under any UK Security Document.

“Delegate” means any delegate, agent, attorney or co-trustee appointed by the Collateral Trustee (in its capacity as security trustee).

“UK Security Document” means any Collateral Document that purports to be governed by English law.

(c) Each Secured Party acting through its respective Secured Debt Representative and/or by its acceptance of the benefits of the Collateral Documents appoints the Collateral Trustee to hold the security interests constituted by the UK Security Documents on trust for the Secured Parties on the terms of the Secured Debt Documents and the Collateral Trustee accepts that appointment, subject to the terms of this Agreement.

(d) The Collateral Trustee, its subsidiaries and associated companies may each retain for its own account and benefit any fee, remuneration and profits paid to it in connection with (i) its activities under the Secured Debt Documents; and (ii) its engagement in any kind of banking or other business with any Grantor.

(e) Nothing in this Agreement constitutes the Collateral Trustee as a trustee or fiduciary of, nor shall the Collateral Trustee have any duty or responsibility to, any Grantor.

(f) The Collateral Trustee shall have no duties or obligations to any other person except for those which are expressly specified in the Secured Debt Documents or mandatorily required by applicable law.

(g) The Collateral Trustee may appoint one or more Delegates on such terms (which may include the power to sub-delegate) and subject to such conditions as it thinks fit, to exercise and perform all or any of the duties, rights, powers and discretions vested in it by any UK Security Document and shall not be obliged to supervise any Delegate or be responsible to any person for any loss incurred by reason of any act, omission, misconduct or default on the part of any Delegate.

(h) The Collateral Trustee may (whether for the purpose of complying with any law or regulation of any overseas jurisdiction, or for any other reason) appoint (and subsequently remove) any person to act jointly with the Collateral Trustee either as a separate trustee or as a co-trustee on such terms and subject to such conditions as the Collateral Trustee thinks fit and with such of the duties, rights, powers and discretions vested in the Collateral Trustee by any UK Security Document as may be conferred by the instrument of appointment of that person.

(i) The Collateral Trustee shall notify the Secured Parties of the appointment of each Appointee (other than a Delegate).

(j) The Collateral Trustee may pay reasonable remuneration to any Delegate or Appointee, together with any costs and expenses (including legal fees) reasonably incurred by the Delegate or Appointee in connection with its appointment. All such remuneration, costs and expenses shall be treated, for the purposes of this Agreement, as paid or incurred by the Collateral Trustee and shall form part of the Secured Obligations.

(k) Each Delegate and each Appointee shall have every benefit, right, power and discretion and the benefit of every exculpation (together “Rights”) of the Collateral Trustee (in its capacity as security trustee) under any UK Security Document and each reference to the “Collateral Trustee” (where the context requires that such reference is to the Collateral Trustee in its capacity as security trustee) in the provisions of any UK Security Document which confer Rights shall be deemed to include a reference to each Delegate and each Appointee.

(l) Each Secured Party confirms its approval of all UK Security Documents and authorizes and instructs the Collateral Trustee: (i) to execute and deliver all UK Security Documents; (ii) subject to the terms of this Agreement, to exercise the rights and powers given to the Collateral Trustee (in its capacity as security trustee) under or in connection with the UK Security Documents together with any other incidental rights and powers; and (iii) to give any authorizations and confirmations to be given by the Collateral Trustee (in its capacity as security trustee) on behalf of the Secured Parties under the UK Security Documents.

(m) The Collateral Trustee may accept without inquiry the title (if any) which any person may have to the Charged Property.

(n) Each other Secured Party confirms that it does not wish to be registered as a joint proprietor of any security interest constituted by a UK Security Document and accordingly authorizes: (a) the Collateral Trustee to hold such security interest in its sole name (or in the name of any Delegate) as trustee for the Secured Parties; and (b) the HM Land Registry (or other relevant registry) to register the Collateral Trustee (or any Delegate or Appointee) as a sole proprietor of such security interest.

(o) Except to the extent that a UK Security Document otherwise requires, any moneys which the Collateral Trustee receives under or pursuant to a UK Security Document may be placed on deposit at any bank or institution in the name or under the control of the Collateral Trustee, and the Collateral Trustee shall hold those moneys, together with any accrued income (net of any applicable tax) to the order of the Secured Parties, and shall pay them to the Secured Parties as directed by an Act of Required Secured Parties.

(p) On a disposal of any of the Charged Property which is permitted under the Secured Debt Documents, the Collateral Trustee shall (upon written request of the Grantors and at the cost of the Grantors) execute any release of the UK Security Documents or other claim over that Charged Property and issue any certificates of non-crystallisation of floating charges that may be required or take any other action that the Collateral Trustee considers desirable.

(q) The Collateral Trustee shall not be liable for (i) any defect in or failure of the title (if any) which any person may have to any assets over which security is intended to be created by a UK Security Document; (ii) any loss resulting from the investment or deposit at any bank of moneys which it invests or deposits in a manner permitted by a UK Security Document; (iii) the exercise of, or the failure to exercise, any right, power or discretion given to it by or in connection with any Secured Debt Document or any other agreement, arrangement or document entered into, or executed in anticipation of, under or in connection with, any Secured Debt Document; or (iv) any shortfall which arises on enforcing a UK Security Document.

(r) The Collateral Trustee shall not be obligated to (i) obtain any authorization or environmental permit in respect of any of the Charged Property or a UK Security Document; (ii) hold in its own possession a UK Security Document, title deed or other document relating to the Charged Property or a UK Security Document; (iii) perfect, protect, register, make any filing or give any notice in respect of a UK Security Document (or the order of ranking of a UK Security Document), unless that failure arises directly from its own gross negligence or willful misconduct; or (iv) require any further assurances in relation to a UK Security Document.

(s) In respect of any UK Security Document, the Collateral Trustee shall not be obligated to: (i) insure, or require any other person to insure, the Charged Property; or (ii) make any enquiry or conduct any investigation into the legality, validity, effectiveness, adequacy or enforceability of any insurance existing over such Charged Property.

(t) In respect of any UK Security Document, the Collateral Trustee shall not have any obligation or duty to any person for any loss suffered as a result of: (i) the lack or inadequacy of any insurance; or (ii) the failure of the Collateral Trustee to notify the insurers of any material fact relating to the risk assumed by them, or of any other information of any kind, unless Secured Parties have requested it to do so in writing and the Collateral Trustee has failed to do so within fourteen (14) days after receipt of that request.

(u) Every appointment of a successor Collateral Trustee under a UK Security Document shall be by deed.

(v) Section 1 of the Trustee Act 2000 (UK) shall not apply to the duty of the Collateral Trustee in relation to the trusts constituted by this Agreement or any UK Security Document. In performing its duties, obligations and responsibilities, the Collateral Trustee shall be considered to be acting only in a mechanical and administrative capacity or as expressly provided in this Agreement, the relevant UK Security Document, First Lien Documents and Junior Lien Documents.

(w) In the case of any conflict between the provisions of this Agreement and those of the Trustee Act 1925 (UK) or the Trustee Act 2000 (UK), the provisions of this Agreement shall prevail to the extent allowed by law, and shall constitute a restriction or exclusion for the purposes of the Trustee Act 2000 (U.K.).

(x) The perpetuity period under the rule against perpetuities if applicable to this Agreement and any UK Security Document shall be 80 years from the date of this Agreement.

Section 3.12 Appointment of Collateral Trustee as security trustee for any Hungarian Security Document.

(a) For the purposes of Liens or Collateral created under any Hungarian Security Document (as defined below), the following additional provisions shall apply.

(b) In this Section 3.12, the following expressions have the following meanings:

“Hungarian Civil Code” means Act no. V of 2013 on the Civil Code, as amended.

“Hungarian Security Document” means any Collateral Document that purports to be governed by Hungarian law.

“Security Administrator” as defined below in subsection (c).

(c) Each Secured Party acting through its respective Secured Debt Representative and/or by its acceptance of the benefits of the Collateral Documents appoints the Collateral Trustee and or any Delegate to hold the security interests constituted by the Hungarian Security Documents for the benefit of the Secured Parties on the terms of the Secured Debt Documents as security administrator (hereinafter: “Security Administrator”, in Hungarian: zálogjogosulti bizományos) pursuant to Article 5:96 of the Hungarian Civil Code. The Security Administrator accepts that appointment. This Section 3.12(c) shall be governed by the law of Hungary.

(d) The provisions of Section 3.11 shall apply to any Hungarian Security Document mutatis mutandis, as if the term “UK Security Document” meant “Hungarian Security Document” and the term “Collateral Trustee” meant “Security Administrator”, with the exception of subsections (u) to (x) which shall not apply.

ARTICLE IV.

OBLIGATIONS ENFORCEABLE BY THE BORROWER AND THE OTHER GRANTORS

Section 4.01 Release of Liens on Collateral.

(a) The Collateral Trustee’s Liens upon the Collateral will be released in any of the following circumstances:

(i) in whole, as to both the First Liens and the Junior Liens, upon the later of the Discharge of First Lien Obligations and the Discharge of Junior Lien Obligations;

(ii) in whole, as to the First Lien only, upon the delivery of an Officer’s Certificate to the Collateral Trustee, at any time when there has been a Discharge of First Lien Obligations;

(iii) in whole, as to the Junior Lien only, upon the delivery of an Officer’s Certificate to the Collateral Trustee, at any time when there has been a Discharge of Junior Lien Obligations;

(iv) as to a release of any Collateral that (x) becomes an Excluded Property or (y) is sold, transferred or otherwise disposed of by the Borrower or any other Grantor to a Person that is not (either before or after such sale, transfer or disposition) the Borrower or a Restricted Subsidiary (as defined in the Credit Agreement, Indenture or any other Secured Debt Document) in a transaction or other circumstance that complies with each applicable Secured Debt Document; provided, that this clause (iv) shall not apply to disposition subject to Section 7.1 (Restrictions on Fundamental Changes) of the Credit Agreement or Article 5 (Successors) of the Indenture;

(v) as to a release of less than all or substantially all of the Collateral (other than pursuant to clause (iv) above), if directed by an Act of Required Secured Parties accompanied by an Officers’ Certificate to the effect that the release was permitted by each applicable Secured Debt Document; provided, that this clause (v) shall not apply (A) in the case of the Discharge of First Lien Obligations or (B) to sales or dispositions subject to Section 7.1 (Restrictions on Fundamental Changes) of the Credit Agreement or Article 5 (Successors) of the Indenture;

(vi) as to a release of all or substantially all of the Collateral (other than pursuant to clauses (i), (ii) or (iii) above), if (A) consent to release of that Collateral has been given by the requisite percentage or number of holders of each Series of Secured Debt at the time outstanding as provided for in the applicable Secured Debt Documents and (B) the Borrower has delivered an Officers’ Certificate to the Collateral Trustee certifying that any such necessary consents have been obtained;

(vii) (A) if the Junior Lien Debt Representative, for itself and on behalf of the other Junior Lien Secured Parties releases any Grantor from its obligations under its Guarantee of the Junior Lien Obligations in connection with a transaction permitted by the terms of the Junior Lien Documents that results in a Grantor ceasing to guarantee all of the Junior Lien Obligations, then the Junior Liens on the Collateral granted by such Grantor and the obligations of such Grantor under its Guarantee of the Junior Lien Obligations, shall be automatically, unconditionally and simultaneously released, (B) if the First Lien Debt Representative, for itself and on behalf of the other First Lien Secured Parties releases any Grantor from its obligations under its Guarantee of the First Lien Obligations in connection with a transaction permitted by the terms of the First Lien Documents that results in a Grantor ceasing to guarantee all of the First Lien Obligations, then the First Liens on the Collateral granted by such Grantor and the obligations of such Grantor under its Guarantee of the First Lien Obligations, shall be automatically, unconditionally and simultaneously released, and (C) if any Grantor that is a Harsh Environment Subsidiary (as defined in the Credit Agreement) ceases to be a Restricted Subsidiary (as defined in and pursuant to the terms of the Indenture), then the Junior Liens and the First Liens on the Collateral granted by such Grantor and the obligations of such Grantor under its Guarantee of the Junior Lien Obligations and the First Lien Obligations, shall be automatically, unconditionally and simultaneously released;

(viii) as to the Junior Lien only, upon (A) release (other than a release as a result of the Discharge of First Lien Obligations) of the First Lien on such Collateral pursuant to the First Lien Documents and (B) delivery by the Borrower to the Collateral Trustee of an Officer’s Certificate certifying as to the same; and

(ix) notwithstanding any of the foregoing, (A) if the Collateral Trustee is exercising its rights or remedies with respect to the Collateral under the First Lien Collateral Documents pursuant to an Act of Required Secured Parties, and the Collateral Trustee releases any of the First Liens on any part of the Collateral or any Grantor is released from its obligations under its Guarantee of the First Lien Obligations in connection therewith, then the Junior Liens on such Collateral and the obligations of such Grantor under its Guarantee of the Junior Lien Obligations shall be automatically, unconditionally and simultaneously released and (B) if in connection with any exercise of rights and remedies by the Collateral Trustee under the First Lien Collateral Documents pursuant to an Act of Required Secured Parties, the Capital Stock of any Person are foreclosed upon or otherwise disposed of and the Collateral Trustee releases the First Lien on the property or assets of such Person then the Junior Liens with respect to the property or assets of such Person will be concurrently and automatically released to the same extent as the First Liens on such property or assets are released.

(b) The Collateral Trustee agrees for the benefit of the Borrower and the other Grantors that if the Collateral Trustee at any time receives

(i) an Officers’ Certificate stating that (A) the signing officer has read Article IV of this Agreement and understands the provisions and the definitions relating hereto, (B) such officer has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions precedent in this Agreement and all other Secured Debt Documents, if any, relating to the release of the Collateral have been complied with and (C) in the opinion of such officer, such conditions precedent, if any, have been complied with;

(ii) the proposed instrument or instruments releasing such Lien as to such property in recordable form, if applicable; and

(iii) prior to the Discharge of First Lien Obligations, the written confirmation of each First Lien Debt Representative (or, at any time after the Discharge of First Lien Obligations, each Junior Lien Debt Representative) (such confirmation to be given following receipt of, and may be based solely on, the Officers’ Certificate described in clause (i) above) that, in its view, such release is permitted by the respective Secured Debt Documents governing the Secured Obligations the holders of which such Secured Debt Representative represents;

then the Collateral Trustee will, upon the written request of the Borrower and at the cost of the Borrower, execute (with such acknowledgements and/or notarizations as are required) and deliver such release to the Borrower or other applicable Grantor on or before the later of (x) the date specified in such request for such release and (y) the next Business Day after the date of receipt of the items required by this Section 4.01(b) by the Collateral Trustee.

(c) The Collateral Trustee hereby agrees that:

(i) in the case of any release pursuant to clause (iv) of Section 4.01(a), if the terms of any such sale, transfer or other disposition require the payment of the purchase price to be contemporaneous with the delivery of the applicable release, then, at the written request of and at the expense of the Borrower or other applicable Grantor, the Collateral Trustee will either (A) deliver the release at the closing of such transaction or (B) deliver the release under customary escrow arrangements that permit such contemporaneous payment and delivery of the release; and

(ii) at any time when a Secured Debt Default under a Series of Secured Debt that constitutes Junior Lien Debt has occurred and is continuing, within one Business Day of the receipt by it of any Act of Required Secured Parties pursuant to Section 4.01(a)(v), the Collateral Trustee will deliver a copy of such Act of Required Secured Parties to each Secured Debt Representative.

(d) Each Secured Debt Representative hereby agrees that:

(i) as soon as reasonably practicable after receipt of an Officers’ Certificate from the Borrower pursuant to Section 4.01(b)(i) but in no event later than one Business Day thereafter, it will, to the extent required by Section 4.01(b)(iii), either provide (A) the written confirmation required by Section 4.01(b)(iii), (B) a written statement that such release is not permitted by Section 4.01(a) or (C) a request for further information from the Borrower reasonably necessary to determine whether the proposed release is permitted by Section 4.01(a) and after receipt of such information such Secured Debt Representative will as soon as reasonably practicable either provide the written confirmation or statement required pursuant to clause (A) or (B), as applicable; and

(ii) within one Business Day of the receipt by it of any notice from the Collateral Trustee pursuant to Section 4.01(c)(ii), such Secured Debt Representative will deliver a copy of such notice to each registered holder of the Series of First Lien Debt or Series of Junior Lien Debt for which it acts as Secured Debt Representative.

Section 4.02 Delivery of Copies to Secured Debt Representatives. The Collateral Trustee will deliver to each Secured Debt Representative a copy of each Officers’ Certificate delivered to the Collateral Trustee pursuant to Section 4.01(b)(i), together with copies of all documents delivered to the Collateral Trustee with such Officers’ Certificate. The Secured Debt Representatives will not be obligated to take notice thereof or to act thereon, except as provided by Section 4.01(d).

Section 4.03 Collateral Trustee not Required to Serve, File or Record. The Collateral Trustee is not required to serve, file, register or record any instrument releasing or subordinating its Liens on any Collateral; provided, however, that if the Borrower or any other Grantor shall make a written demand for a termination statement under Section 9-513(c) of the UCC, the Collateral Trustee shall comply with the written request of such Borrower or other Grantor to comply with the requirements of such UCC provision if the Collateral Trustee has received the documents contemplated in Section 4.01.

Section 4.04 Release of Liens in Respect of any Series of First Lien Debt or any Series of Junior Lien Debt.

(a) Release of Liens in Respect of the Notes. In addition to any release pursuant to Section 4.01 hereof, the Collateral Trustee’s Junior Lien will no longer secure the Notes outstanding under the Indenture or any other Obligations under the Indenture, and the right of the holders of the Notes and such Obligations to the benefits and proceeds of the Collateral Trustee’s Junior Lien on the Collateral will terminate and be discharged:

(i) upon satisfaction and discharge of the Indenture as set forth under Section 8.01 (Discharge of Liability on Notes; Defeasance) of the Indenture;

(ii) upon a Legal Defeasance Option or Covenant Defeasance Option of the Notes as set forth under Article 8 (Discharge of Indenture; Defeasance) of the Indenture;

(iii) upon payment in full and discharge of all Notes outstanding under the Indenture and all Obligations that are outstanding, due and payable under the Indenture at the time the Notes are paid in full and discharged; or

(iv) in whole or in part, with the consent of the holders of the requisite percentage of Notes in accordance with Article 9 (Amendments) of the Indenture.

(b) Release of Liens in Respect of any Series of First Lien Debt Other than the Obligations under the Credit Agreement or any Series of Junior Lien Debt other than the Notes and other Obligations under the Indenture. In addition to any release pursuant to Section 4.01 hereof, as to any Series of First Lien Debt (other than Obligations under the Credit Agreement), the Collateral Trustee’s First Lien (solely with respect to the First Lien Secured Parties of such series) will no longer secure such Series of First Lien Debt if the requirements of a Discharge of First Lien Obligations are satisfied with respect to such Series of First Lien Debt and all First Lien Obligations related thereto. In addition to any release pursuant to Section 4.01 hereof, as to any Series of Junior Lien Debt (other than the Notes or other Obligations under the Indenture), the Collateral Trustee’s Junior Lien (solely with respect to the Junior Lien Secured Parties of such series) will no longer secure such Series of Junior Lien Debt if the requirements of a Discharge of Junior Lien Obligations are satisfied with respect to such Series of Junior Lien Debt and all Junior Lien Obligations related thereto.

(c) Release of Liens in Respect of the Credit Agreement. In addition to any release pursuant to Section 4.01 hereof, the Collateral Trustee’s First Lien (solely with respect to the First Lien Secured Parties under the Credit Agreement) on the Collateral securing the Credit Agreement Obligations shall be released in accordance with Section 11.30 of the Credit Agreement to the extent the terms and conditions thereunder have been satisfied.

Section 4.05 Collateral Matters. Notwithstanding anything in this Agreement or any other First Lien Document or Junior Lien Document to the contrary, the time period for any delivery, filing, perfection or other action in respect of the Collateral or insurance (including any notice in respect thereof) as provided in any First Lien Document can be extended by the Administrative Agent in its sole discretion and any such extension shall be applicable to an equal extent under the corresponding Junior Lien Documents.

ARTICLE V.

IMMUNITIES OF THE COLLATERAL TRUSTEE

Section 5.01 No Implied Duty. The Collateral Trustee is entering into this Agreement not in its individual capacity but solely in its capacity as Collateral Trustee under this Agreement and any other Secured Debt Documents and in entering into this Agreement and acting hereunder, the Collateral Trustee shall be entitled to all the rights, protections and immunities granted to the Collateral Trustee under any Secured Debt Document. The Collateral Trustee will not have any fiduciary duties nor will it have responsibilities or obligations other than those expressly assumed by it in this Agreement and the other Collateral Documents. Notwithstanding anything in this Agreement to the contrary, the Collateral Trustee will not be required to take any action that is contrary to applicable law or any provision of this Agreement or the other Collateral Documents, or in connection with which it determines it would incur liability.

Notwithstanding anything else to the contrary herein, whenever reference is made in this Agreement to any discretionary action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Trustee or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction, reasonable satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Trustee, it is understood that in all cases the Collateral Trustee shall be fully justified in failing or refusing to take any such action under this Agreement if it shall not have received an Act of Required Secured Parties. This provision is intended solely for the benefit of the Collateral Trustee and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.

Section 5.02 Appointment of Agents and Advisors. The Collateral Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it with due care and will not be responsible for any misconduct or negligence on the part of any of them.

Section 5.03 Other Agreements. The Collateral Trustee has accepted its appointment as Collateral Trustee hereunder and is bound by the Collateral Documents executed by the Collateral Trustee as of the date of this Agreement and, as directed by an Act of Required Secured Parties and subject to this Article V and at the cost of the Borrower, the Collateral Trustee shall execute additional intercreditor agreements or Collateral Documents delivered to it after the date of this Agreement; provided, however, that such additional Collateral Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Trustee. The Collateral Trustee will not otherwise be deemed to have knowledge of, be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Secured Debt (other than this Agreement and the other Collateral Documents to which it is a party).

Section 5.04 Solicitation of Instructions.

(a) The Collateral Trustee may at any time solicit written confirmatory instructions, in the form of an Act of Required Secured Parties, an Officers’ Certificate, an opinion of counsel upon which the Collateral Trustee may conclusively rely or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Collateral Documents and, subject to Section 5.05, will not be deemed to have breached its obligations pursuant to this Agreement by failing to take such action if such written confirmatory instructions are not provided.

(b) No written direction given to the Collateral Trustee by an Act of Required Secured Parties that in the sole judgment of the Collateral Trustee imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement and the other Collateral Documents will be binding upon the Collateral Trustee unless the Collateral Trustee elects, at its sole option, to accept such direction.

Section 5.05 Limitation of Liability. The Collateral Trustee will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Collateral Document, except for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction. Notwithstanding anything to the contrary herein, in no event shall the Collateral Trustee be liable for any punitive, consequential, special or indirect damages of any kind even if such damages were foreseeable.

Section 5.06 Documents in Satisfactory Form. The Collateral Trustee will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it.

Section 5.07 Entitled to Rely. The Collateral Trustee may seek and conclusively rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by the Borrower or any other Grantor in compliance with the provisions of this Agreement or delivered to it by any Secured Debt Representative as to the Secured Parties for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Trustee may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Collateral Documents has been duly authorized to do so. To the extent an Officers’ Certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Collateral Trustee in respect of any matter, the Collateral Trustee may rely conclusively on such Officers’ Certificate or opinion of counsel as to such matter and such Officers’ Certificate or opinion of counsel shall be full warranty and protection to the Collateral Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Collateral Documents.

Section 5.08 Secured Debt Default. The Collateral Trustee will not be required to inquire as to the occurrence or absence of any Secured Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Secured Debt Default unless and until it is directed by an Act of Required Secured Parties or as otherwise set forth in Section 3.03.

Section 5.09 Actions by Collateral Trustee. As to any matter not expressly provided for by this Agreement or the other Collateral Documents, the Collateral Trustee will act or refrain from acting as directed by an Act of Required Secured Parties and will be fully protected if it does so, and any action taken, suffered or omitted pursuant to hereto or thereto shall be binding on the Secured Parties.

Section 5.10 Security or Indemnity in favor of the Collateral Trustee. No provision of this Agreement, or any of the other Secured Debt Documents shall require the Collateral Trustee to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action. If it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability including an advance of moneys necessary to perform work or to take the action requested is not reasonably assured to it, the Collateral Trustee may decline to act unless it receives indemnity or security satisfactory to it in its sole discretion, including an advance of moneys necessary to take the action requested. The Collateral Trustee shall be under no obligation or duty to take any action under this Agreement, any of the other Secured Debt Documents or otherwise if taking such action (i) would subject the Collateral Trustee to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Trustee to qualify to do business in any jurisdiction where it is not then so qualified.

Section 5.11 Rights of the Collateral Trustee. In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Collateral Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Collateral Document. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Collateral Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Trustee and the terms of this Agreement or any of the other Collateral Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Collateral Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

Section 5.12 Limitations on Duty of Collateral Trustee in Respect of Collateral.

(a) Beyond the exercise of reasonable and commercial care in the custody of Collateral in its possession, the Collateral Trustee will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto. Notwithstanding anything in any Secured Debt Documents to the contrary, the Collateral Trustee will not be responsible for the preparation, filing or recording of any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral; provided, however, that, notwithstanding the foregoing, the Collateral Trustee will execute, file or record UCC-3 continuation statements and other documents and instruments to preserve, protect or perfect the security interests granted to the Collateral Trustee (subject to the priorities set forth herein) if it shall receive a specific written request to execute, file or record the particular continuation statement or other specific document or instrument by any Secured Debt Representative. The Collateral Trustee shall deliver to each other Secured Debt Representative a copy of any such written request. The Collateral Trustee will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Trustee will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith.

(b) Except as provided in Section 5.12(a), the Collateral Trustee will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens on any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Trustee hereby disclaims any representation or warranty to the current and future holders of the Secured Obligations concerning the perfection of the security interests granted to it or in the value of any Collateral.

Section 5.13 Assumption of Rights, Not Assumption of Duties. Notwithstanding anything to the contrary contained herein:

(i)

each of the parties to the Collateral Documents (other than this Agreement) will remain liable thereunder to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed;

(ii)

the exercise by the Collateral Trustee of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Collateral Documents; and

(iii)	the Collateral Trustee will not be obligated to perform any of the obligations or duties of any of the parties to the Collateral Documents other than the Collateral Trustee.

Section 5.14 No Liability for Clean Up of Hazardous Materials. In the event that the Collateral Trustee is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Collateral Trustee’s sole discretion may cause the Collateral Trustee to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Trustee to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Trustee reserves the right, instead of taking such action, either to resign immediately as Collateral Trustee or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Collateral Trustee will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Trustee’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

Section 5.15 Rights of Collateral Trustee. In its appointment hereunder and in acting or refraining to act hereunder, the Collateral Trustee shall enjoy all the same rights, protections, indemnities and limitations of liabilities provided to it under the applicable Secured Debt Documents as if they were expressly provided for in this Agreement.

Section 5.16 Joint Collateral Trustee.

In the case of any Shared Collateral Document:

(a) Each Secured Party confirms the appointment, at any time and from time to time, as reasonably determined to be necessary by the Collateral Trustee consistent with the principles set forth in this Section, of the Collateral Trustee as a joint collateral agent and administrator for the purpose of accepting, holding on trust and administering Collateral pursuant to any Shared Collateral Document.

(b) The Collateral Trustee confirms that it accepts such appointment and that it shall hold any applicable Collateral subject to a Shared Collateral Document in trust for all of the Secured Parties on the terms contained in this Agreement and the relevant Secured Debt Documents.

(c) At the request of the Collateral Trustee, each Secured Party shall provide the Collateral Trustee with a separate written power of attorney for the purposes of executing any relevant Shared Collateral Documents and documents on their behalf.

ARTICLE VI.

RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE

Section 6.01 Resignation or Removal of Collateral Trustee. Subject to the appointment of a successor Collateral Trustee as provided in Section 6.02 and the acceptance of such appointment by the successor Collateral Trustee:

(a) the Collateral Trustee may resign at any time by giving not less than 30 days’ notice of resignation to each Secured Debt Representative and the Borrower; and

(b) the Collateral Trustee may be removed at any time, with or without cause, by an Act of Required Secured Parties and by giving no less than 30 days’ notice of removal to the Collateral Trustee.

Section 6.02 Appointment of Successor Collateral Trustee. Upon any such resignation or removal, a successor Collateral Trustee may be appointed by an Act of Required Secured Parties. If no successor Collateral Trustee has been so appointed and accepted such appointment within 30 days after the predecessor Collateral Trustee gave notice of resignation or was removed, the retiring Collateral Trustee may (at the expense of the Borrower), at its option, appoint a successor Collateral Trustee, or petition a court of competent jurisdiction for appointment of a successor Collateral Trustee, which must be a bank or trust company:

(i) authorized to exercise corporate trust powers;

(ii) having a combined capital and surplus of at least $500,000,000;

(iii) maintaining an office in New York, New York; and

(iv) that is not a Secured Debt Representative, the Borrower or an Affiliate of the Borrower.

Other than as contemplated in Section 5.14, the Collateral Trustee will fulfill its obligations hereunder until a successor Collateral Trustee meeting the requirements of this Section 6.02 has accepted its appointment as Collateral Trustee and the provisions of Section 6.03 have been satisfied.

Section 6.03 Succession. When the Person so appointed as successor Collateral Trustee accepts such appointment:

(a) such Person will succeed to and become vested with all the rights, powers, privileges and duties of the predecessor Collateral Trustee, and the predecessor Collateral Trustee will be discharged from its duties and obligations hereunder; and

(b) the predecessor Collateral Trustee will (at the expense of the Borrower) promptly transfer all Liens and collateral security and other property of the Trust Estates within its possession or control to the possession or control of the successor Collateral Trustee and will execute instruments and assignments as may be necessary or desirable or reasonably requested by the successor Collateral Trustee to transfer to the successor Collateral Trustee all Liens, interests, rights, powers and remedies of the predecessor Collateral Trustee in respect of the Collateral Documents or the Trust Estates, including, without limitation, the execution of an amendment to any vessel mortgage forming part of the Collateral Documents and its recordation with any applicable vessel registry.

Notwithstanding the foregoing, thereafter the predecessor Collateral Trustee will remain entitled to enforce the immunities granted to it in Article V and the provisions of Sections 7.11 and 7.12.

Section 6.04 Merger, Amalgamation, Conversion or Consolidation of Collateral Trustee. Any Person into which the Collateral Trustee may be merged, amalgamated or converted or with which it may be consolidated, or any Person resulting from any merger, amalgamation conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to all or substantially all of the business of the Collateral Trustee shall be the successor of the Collateral Trustee pursuant to Section 6.03; provided that (i) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements specified in clauses (i) through (iv) of Section 6.02 and (ii) prior to any such merger, amalgamation, conversion or consolidation, the Collateral Trustee shall have notified the Borrower, each First Lien Debt Representative and each Junior Lien Debt Representative thereof in writing; provided that such notification may take place as soon as practicable subsequent to any such merger, amalgamation, conversion or consolidation to the extent the Collateral Trustee was prohibited by binding legal documentation from providing earlier notice.

ARTICLE VII.

MISCELLANEOUS PROVISIONS

Section 7.01 Amendment.

(a) No amendment or supplement to the provisions of this Agreement or any other Collateral Document will be effective without the approval of the Collateral Trustee acting as directed by an Act of Required Secured Parties, except that:

(i) any amendment or supplement that has the effect solely of:

(A)

adding or maintaining Collateral, adding a new Grantor, securing additional Secured Obligations that are otherwise not prohibited by the terms of any Secured Debt Document to be secured by the Collateral or preserving, perfecting or establishing the Liens thereon or the rights of the Collateral Trustee therein;

(B)	curing any ambiguity, omission, defect or inconsistency; provided that the Borrower and the Collateral Trustee have approved the execution of the amendment;

(C)

providing for the assumption of the Borrower or any Grantor’s obligations under any Secured Debt Document in the case of a merger or consolidation or sale of all or substantially all of the assets of the Borrower or such Grantor to the extent not prohibited by the terms of the Credit Agreement, the Indenture or any other Secured Debt Documents;

will become effective when executed and delivered by the Borrower or any other applicable Grantor party thereto and the Collateral Trustee;

(ii) no amendment or supplement that reduces, impairs or adversely affects the right of any Secured Party:

(A)

to vote its outstanding Secured Debt as to any matter described as subject to an Act of Required Secured Parties or direction by the Required Junior Lien Debtholders (or amends the provisions of this Section 7.01(a)(ii) or the definitions of “Act of Required Secured Parties”, “Required Junior Lien Debtholders” or “Controlling Representative”);

(B)

except as specifically contemplated by Section 7.01(a)(i)(A), to share in the order of application described in Section 3.04 in the proceeds of enforcement of or realization on any Collateral that has not been released in accordance with the provisions described in Sections 3.02, 4.01 or 4.04;

(C)	to require that Liens securing Secured Obligations be released only as set forth in the provisions described in Sections 3.02, 4.01 or 4.04; or

(D)	under Section 2.07 or this Section 7.01,

will become effective without the consent of the requisite percentage or number of holders of each Series of Secured Debt so affected. All references to sections of this Agreement in this Section 7.01 shall refer to such sections as in effect on the date hereof; and

(iii) no amendment or supplement that imposes any obligation upon the Collateral Trustee or any Secured Debt Representative or adversely affects the rights of the Collateral Trustee or any Secured Debt Representative, respectively, in its capacity as such will become effective without the consent of the Collateral Trustee or such Secured Debt Representative, respectively.

(b) Notwithstanding Section 7.01(a) but subject to Sections 7.01(a)(ii) and 7.01(a)(iii):

(i) [reserved]; and

(ii) any amendment or waiver of, or any consent under, any provision of this Agreement or any other First Lien Collateral Document will apply automatically to any comparable provision of any comparable Junior Lien Collateral Document without the consent of or notice to any Junior Lien Secured Party and without any action by the Borrower or any other Grantor or any Junior Lien Secured Party.

(c) The Collateral Trustee will not enter into any amendment or supplement to this Agreement or any other Collateral Document other than with respect to the items set forth in Schedule 6.15 of the Credit Agreement, unless it has received an Officers’ Certificate and opinion of counsel, upon which the Collateral Trustee may conclusively rely stating that such amendment or supplement will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents.

Section 7.02 Voting. In connection with any matter under this Agreement requiring a vote of holders of Secured Debt, each Series of Secured Debt will cast its votes in accordance with the Secured Debt Documents governing such Series of Secured Debt. The amount of Secured Debt to be voted by a Series of Secured Debt will equal (1) the aggregate outstanding principal amount of Secured Debt held by such Series of Secured Debt (including outstanding letters of credit whether or not then available or drawn), plus (2) other than in connection with an exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Funded Debt of such Series of Secured Debt. Following and in accordance with the outcome of the applicable vote under its Secured Debt Documents, the Secured Debt Representative of each Series of Secured Debt will vote the total amount of Secured Debt under that Series of Secured Debt as a block in respect of any vote under this Agreement.

Section 7.03 [Reserved].

Section 7.04 Perfection of Junior Trust Estate. Solely for purposes of perfecting the Liens of the Collateral Trustee in its capacity as agent of the Junior Lien Secured Parties and the Junior Lien Debt Representatives in any portion of the Junior Trust Estate in the possession or control of the Collateral Trustee (or its agents or bailees) as part of the Senior Trust Estate including, without limitation, any instruments, goods, negotiable documents, tangible chattel paper, certificated securities, uncertificated securities, securities accounts or money, the Collateral Trustee, the First Lien Secured Parties and the First Lien Debt Representatives hereby acknowledge that the Collateral Trustee also holds such property as gratuitous bailee for the benefit of the Collateral Trustee for the benefit of the Junior Lien Secured Parties and the Junior Lien Debt Representatives (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d), 8-301(a)(2) and 9-313(c) of the UCC). Solely with respect to any deposit accounts under the control (within the meaning of Section 9-104 of the UCC) of the Collateral Trustee in its capacity as agent of the holders of the First Lien Obligations, the Collateral Trustee agrees to also hold control over such deposit accounts as gratuitous agent for the benefit of the Junior Lien Secured Parties and the Junior Lien Debt Representatives.

Section 7.05 When Discharge of Secured Obligations Deemed to Not Have Occurred.

If, at any time after the Discharge of First Lien Obligations has occurred, the Borrower enters into any Additional Secured Debt evidencing any First Lien Debt permitted by each applicable Secured Debt Document to be secured by a First Lien equally and ratably with all previously existing and future First Lien Debt, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of First Lien Obligations), and, from and after the date on which the First Lien Debt Representative in respect of such Additional Secured Debt becomes a party to this Agreement in accordance with Section 3.08, the obligations under such First Lien Documents shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the First Lien Debt Representative under such new First Lien Documents shall be a First Lien Debt Representative for all purposes of this Agreement and this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Upon receipt of an Additional Secured Debt Designation from the Borrower in accordance with Section 3.08, each Junior Lien Debt Representative shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrower or such applicable Junior Lien Debt Representative shall reasonably request in order to provide to such First Lien Debt Representative the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. If the First Lien Obligations under such additional First Lien Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Junior Lien Obligations, then the Junior Lien Obligations shall be secured at such time by a junior-priority Lien on such assets to the same extent provided in the Junior Lien Documents and this Agreement, subject to Sections 2.09, 2.10 and 2.11. This Section 7.05 shall survive termination of this Agreement.

Section 7.06 Successors and Assigns.

(a) Except as provided in Section 5.02, the Collateral Trustee may not, in its capacity as such, delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Collateral Trustee hereunder will inure to the sole and exclusive benefit of, and be enforceable by, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

(b) Neither the Borrower nor any other Grantor may delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Borrower and the other Grantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Trustee, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

Section 7.07 Delay and Waiver. No failure to exercise, no course of dealing with respect to the exercise of, and no delay in exercising, any right, power or remedy arising under this Agreement or any of the other Collateral Documents will impair any such right, power or remedy or operate as a waiver thereof. No single or partial exercise of any such right, power or remedy will preclude any other or future exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

Section 7.08 Notices. Any communications, including notices and instructions, between or among the parties hereto or notices provided herein to be given may be given to the following addresses:

If to the Collateral Trustee:	GLAS Trust Company LLC
3 Second Street, Suite 206
Jersey City, NJ 07311
Attention: Transaction Management
Telephone: 201-839-2181
E-mail: TMGUS@glas.agency;
clientservices.americas@glas.agency

with a copy to:	White & Case LLP
1221 Avenue of the Americas
New York, New York 10020
Telephone: 212-819-8200
E-mail: rbennett@whitecase.com and
viktor.braun@whitecase.com

If to the Borrower or any other Grantor:	Seadrill Finance Limited
C/O Seadrill Management Limited 2nd Floor, Building 11
Chiswick Business Park 566 Chiswick High Road
London W4 5YS
Attn: Shaen Cullen, shaen.cullen@seadrill.com
Todd Strickler, todd.strickler@seadrill.com

with a further copy to:	Baker Botts L.L.P.
2001 Ross Avenue, Suite 900
Dallas, Texas 75201
Attn: Luke A. Weedon
Phone: +1.214.953.6970
Email: luke.weedon@bakerbotts.com

If to the Administrative Agent:	J.P. Morgan SE
25 Bank Street, Canary Wharf
London E14 5JP
Tel: +44 (0) 20 7742 1000
Email: emea.london.agency@jpmorgan.com

If to the Trustee:	GLAS Trust Company LLC
3 Second Street, Suite 206
Jersey City, NJ 07311
Attention: Transaction Management
Telephone: 201-839-2181
E-mail: TMGUS@glas.agency;
clientservices.americas@glas.agency

with a copy to:	White & Case LLP
1221 Avenue of the Americas
New York, New York 10020
Telephone: 212-819-8200
E-mail: rbennett@whitecase.com and
viktor.braun@whitecase.com

and if to any other Secured Debt Representative, to such address as it may specify by written notice to the parties named above.

All notices and communications will be mailed by first class mail, certified or registered, return receipt requested, or by overnight courier guaranteeing next day delivery, to the relevant address set forth above or, as to holders of Secured Debt, its address shown on the register kept by the office or agency where the relevant Secured Debt may be presented for registration of transfer or for exchange. To the extent applicable, any notice or communication will also be so mailed to any Person described in § 313(c) of the Trust Indenture Act of 1939, as amended, to the extent required thereunder. Failure to mail a notice or communication to a holder of Secured Debt or any defect in it will not affect its sufficiency with respect to other holders of Secured Debt.

If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

Any party hereto may change the address at which it is to receive notices hereunder, by notice in writing in the foregoing manner given to the other parties hereto.

Section 7.09 Notice Following Discharge of First Lien Obligations and Junior Lien Obligations. Promptly following the Discharge of First Lien Obligations with respect to one or more Series of First Lien Debt, each First Lien Debt Representative with respect to each applicable Series of First Lien Debt that is so discharged will provide written notice of such discharge to the Collateral Trustee and to each other Secured Debt Representative. Promptly following the Discharge of Junior Lien Obligations with respect to one or more Series of Junior Lien Debt, each Junior Lien Debt Representative with respect to each applicable Series of Junior Lien Debt that is so discharged will provide written notice of such discharge to the Collateral Trustee and to each other Secured Debt Representative.

Section 7.10 Entire Agreement. This Agreement states the complete agreement of the parties relating to the subject matter hereof and supersedes all oral negotiations and prior writings in respect of such undertaking.

Section 7.11 Compensation; Expenses. The Borrower and the other Grantors jointly and severally agree to pay, promptly upon demand:

(a) such compensation to the Collateral Trustee and its agents as the Borrower and the Collateral Trustee may agree in writing from time to time;

(b) all reasonable and documented out-of-pocket fees, costs, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Collateral Trustee or any Secured Debt Representative incurred in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the other Collateral Documents or any consent, amendment, waiver or other modification relating hereto or thereto and any other document or matter requested by the Borrower or any other Grantor; provided that in the case of attorneys’ fees, such fees shall be limited to the reasonable and documented out-of-pocket fees and disbursements of (x) a primary counsel for the Collateral Trustee, its agents, the other Secured Debt Representatives and the other Secured Parties, taken as a whole, (y) if reasonably required by any Secured Debt Representative, a single maritime counsel for the Collateral Trustee, its agents, the other Secured Debt Representatives and the other Secured Parties, taken as a whole, and (z) if reasonably required by any Secured Debt Representative, one special counsel or local counsel in any relevant jurisdiction for the Collateral Trustee, its agents, the other Secured Debt Representatives and the other Secured Parties, taken as a whole; and after the occurrence and during the continuance of any Secured Debt Default, all costs and expenses incurred by the Collateral Trustee, its agents and any Secured Debt Representative in connection with the creation, perfection, preservation, releasing, collection, foreclosure or enforcement of the Collateral Trustee’s Liens on the Collateral or any interest, right, power or remedy of the Collateral Trustee or in connection with the collection or enforcement of any of the Secured Obligations or the proof, protection, administration or resolution of any claim based upon the Secured Obligations in any Insolvency or Liquidation Proceeding, including all filing, recording and other fees, expenses and taxes (including stamp or documentary taxes), search fees, and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Collateral Trustee, its agents or the Secured Debt Representatives; provided that in the case of attorneys’ fees, such fees shall be limited to the reasonable and documented out-of-pocket fees and disbursements of (i) a single primary counsel for the Collateral Trustee, its agents, the other Secured Debt Representatives and the other Secured Parties, taken as a whole, (ii) one special counsel or local counsel as reasonably necessary in any relevant jurisdiction for all of the Collateral Trustee, its agents, the other Secured Debt Representatives and the other Secured Parties, taken as a whole, and (iii) solely in the case of actual or bona fide perceived conflict of interest in the case of clause (ii) above as between the Collateral Trustee, on one hand, and the other Secured Debt Representatives, on the other hand, one separate special counsel or local counsel, as applicable, as reasonably necessary in any relevant jurisdiction for the Secured Debt Representatives (other than the Collateral Trustee), taken as a whole.

The agreements in this Section 7.11 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Trustee.

Section 7.12 Indemnity.

(a) The Borrower and the other Grantors jointly and severally agree to defend, indemnify, pay and hold harmless the Collateral Trustee, each Secured Debt Representative, each Secured Party and each of their respective Affiliates and each and all of the directors, officers, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided, no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability (x) is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence, willful misconduct, willful breach of its obligations hereunder or under any other Secured Debt Document or violation of law, (y) results from or is in connection with any claim, litigation, investigation or proceeding that does not involve an act or omission by the Borrower or any of its Affiliates that has been brought by an Indemnitee against any other Indemnitee (other than any claims against an Indemnitee acting in its capacity as an agent or similar capacity hereunder) or (z) relates to Taxes, except any Taxes arising from a non-Tax claim.

(b) All amounts due under this Section 7.12 will be payable upon demand.

(c) To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 7.12(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Borrower and the other Grantors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by all Indemnitees or any of them.

(d) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may effectively do so under applicable law, any right it may have to claim or recover against any other party hereto, on any theory of liability, for any lost profits or special indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any other Secured Debt Document or any agreement or instrument or transaction contemplated hereby; provided that the foregoing waiver shall not impair the obligation of the Borrower and the other Grantors under Section 7.12(a) to indemnify the Indemnitees for any such damages claimed by a third party.

(e) The agreements in this Section 7.12 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Trustee.

Section 7.13 Actions Upon Breach; Specific Performance. If any Junior Lien Secured Party, in contravention of the terms of this Agreement, in any way takes, attempts to or threatens to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or fails to take any action required by this Agreement, this Agreement shall create an irrebuttable presumption and admission by such Junior Lien Secured Party that relief against such Junior Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the First Lien Secured Parties, it being understood and agreed by each Junior Lien Debt Representative, on behalf of itself and each Junior Lien Secured Party represented by it, that (i) the First Lien Secured Parties’ damages from actions of any Junior Lien Secured Party may at that time be difficult to ascertain and may be irreparable and (ii) each Junior Lien Secured Party waives any defense that the Borrower and the other Grantors and/or the First Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages. Each of the First Lien Debt Representatives may demand specific performance of this Agreement. Each Junior Lien Debt Representative, on behalf of itself and each other Junior Lien Secured Party represented by it, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any First Lien Debt Representative or any other First Lien Secured Party. No provision of this Agreement shall constitute or be deemed to constitute a waiver by any First Lien Debt Representative or any Junior Lien Debt Representative (on behalf of itself and each other Secured Party represented by it) of any right to seek damages from any Person in connection with any breach or alleged breach of this Agreement.

Section 7.14 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.15 Section Headings. The section headings and Table of Contents used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 7.16 Obligations Secured. All obligations of the Borrower and the other Grantors set forth in or arising under this Agreement will be Secured Obligations and are secured by all Liens granted by the Collateral Documents.

Section 7.17 Distressed Disposals.

(a) Facilitation of Distressed Disposals. Subject to paragraphs (d) and (e) below, if a Distressed Disposal is being effected upon the direction of an Act of Required Secured Parties, the Collateral Trustee is irrevocably authorised (at the cost of the Borrower and without any consent, sanction, authority or further confirmation from any Creditor, other Secured Party or Debtor):

(i) release of Collateral, Collateral Documents/non-crystallisation certificates: to release the Collateral or any other claim over the asset subject to the Distressed Disposal and execute and deliver or enter into any release of that Collateral or claim and issue any letters of non-crystallisation of any floating charge or any consent to dealing that may, in the discretion of the Collateral Trustee, be considered necessary or desirable;

(ii) release of liabilities and Collateral on a share sale (Debtor): if the asset subject to the Distressed Disposal consists of shares in the capital of a Debtor, to release:

(A)	that Debtor and any Subsidiary of that Debtor from all or any part of:

(1)	its Borrowing Liabilities;

(2)	its Guarantee Liabilities; and

(3)	its Other Liabilities;

(B)	any Lien on Collateral granted by that Debtor or any Subsidiary of that Debtor over any of its assets; and

(C)	any other claim of an Intra-Group Lender or another Debtor over that Debtor’s assets or over the assets of any Subsidiary of that Debtor,

on behalf of the relevant Creditors and Debtors;

(iii) release of liabilities and Collateral on a share sale (Holding Company): if the asset subject to the Distressed Disposal consists of shares in the capital of any Holding Company of a Debtor, to release:

(A)	that Holding Company and any Subsidiary of that Holding Company from all or any part of:

(1)	its Borrowing Liabilities;

(2)	its Guarantee Liabilities; and

(3)	its Other Liabilities;

(B)	any Lien on Collateral granted by any Subsidiary of that Holding Company over any of its assets; and

(C)	any other claim of an Intra-Group Lender or another Debtor over the assets of any Subsidiary of that Holding Company,

on behalf of the relevant Creditors and Debtors;

(iv) facilitative disposal of liabilities on a share sale: if the asset subject to the Distressed Disposal consists of shares in the capital of a Debtor or the Holding Company of a Debtor and the Collateral Trustee decides to dispose of all or any part of:

(A)	the Liabilities (other than Liabilities due to any Secured Debt Representative); or

(B)	the Debtors’ Intra-Group Liabilities,

owed by that Debtor or Holding Company or any Subsidiary of that Debtor or Holding Company on the basis that any transferee of those Liabilities or Debtors’ Intra-Group Liabilities (the “Transferee”) will not be treated as a Secured Party for the purposes of this Agreement, to execute and deliver or enter into any agreement to dispose of all or part of those Liabilities or Debtors’ Intra-Group Liabilities on behalf of the relevant Creditors and Debtors provided that notwithstanding any other provision of any Debt Document the Transferee shall not be treated as a Secured Party for the purposes of this Agreement;

(v) sale of liabilities on a share sale: if the asset subject to the Distressed Disposal consists of shares in the capital of a Debtor or the Holding Company of a Debtor and the Collateral Trustee decides to dispose of all or any part of:

(A)	the Liabilities (other than Liabilities due to any Secured Debt Representative); or

(B)	the Debtors’ Intra-Group Liabilities,

owed by that Debtor or Holding Company or any Subsidiary of that Debtor or Holding Company on the basis that any transferee of those Liabilities or Debtors’ Intra-Group Liabilities will be treated as a Secured Party for the purposes of this Agreement, to execute and deliver or enter into any agreement to dispose of:

(A)	all (and not part only) of the Liabilities owed to the Secured Parties (other than to any Secured Debt Representative); and

(B)	all or part of any other Liabilities (other than Liabilities owed to any Secured Debt Representative) and the Debtors’ Intra-Group Liabilities,

on behalf of, in each case, the relevant Creditors and Debtors;

(vi) transfer of obligations in respect of liabilities on a share sale: if the asset subject to the Distressed Disposal consists of shares in the capital of a Debtor or the Holding Company of a Debtor (the “Disposed Entity”) and the Collateral Trustee decides to transfer to another Debtor (the “Receiving Entity”) all or any part of the Disposed Entity’s obligations or any obligations of any Subsidiary of that Disposed Entity in respect of the Intra-Group Liabilities to execute and deliver or enter into any agreement to (in each case to the extent permitted by applicable law):

(A)

agree to the transfer of all or part of the obligations in respect of those Intra-Group Liabilities or Debtors’ Intra-Group Liabilities on behalf of the relevant Intra-Group Lenders and Debtors to which those obligations are owed and on behalf of the Debtors which owe those obligations; and

(B)

to accept the transfer of all or part of the obligations in respect of those Intra-Group Liabilities or Debtors’ Intra-Group Liabilities on behalf of the Receiving Entity or Receiving Entities to which the obligations in respect of those Intra-Group Liabilities or Debtors’ Intra-Group Liabilities are to be transferred.

(b) Proceeds of Distressed Disposals and Debt Disposals. The net proceeds of each Distressed Disposal and each Debt Disposal shall be paid, or distributed, to the Collateral Trustee for application in accordance with this Agreement, then, if none of the Debtors is under any further actual or contingent Liability under any First Lien Document or the Junior Lien Documents in payment or distribution to any person whom the Collateral Trustee is obligated to pay or distribute in priority to any Debtor and the balance, if any, in payment or distribution to the relevant Debtor.

(c)	Fair Value. In the case of:

(i)	a Distressed Disposal; or

(ii)	a Debt Disposal,

effected by, or at the request of, the Collateral Trustee, the Collateral Trustee shall take reasonable care to obtain a fair market price in the prevailing market conditions (though the Collateral Trustee shall not have any obligation to postpone any such price).

(d) Conditions to Consummation of Distressed Disposal and Release of Liens and Liabilities. If before the Discharge of Junior Lien Obligations, a Distressed Disposal is being effected such that any Junior Lien Obligations or any Collateral will be released or transferred under paragraph (a) above, it is a further condition to any such release or transfer that either (i) the Collateral Trustee has received confirmation of the approved release or transfer from the Required Junior Lien Debtholders or (ii) each of the following conditions are satisfied: (A) the proceeds of such sale or disposal are in cash (or substantially in cash); (B) all claims of the Secured Parties (including Borrowing Liabilities, Guarantee Liabilities and Other Liabilities) against any member of the Group and any subsidiary of that member of the Group are sold or disposed of pursuant to such Distressed Disposal, are unconditionally released and discharged concurrently with such sale (and are not assumed by the purchaser or one of its Affiliates), and all Liens under the Collateral Documents in respect of the assets that are sold or disposed of are simultaneously and unconditionally released and discharged concurrently with such sale, provided that in the event of a sale or disposal of any such claim (instead of a release or discharge): (I) the Required Secured Parties determine, acting reasonably and in good faith, that the Collateral Trustee will recover more than if such claim was released or discharged; and (II) the Representative(s) representing the relevant Required Secured Parties serves a notice on the Collateral Trustee notifying the Collateral Trustee of the same, in which case the Collateral Trustee shall be entitled immediately to sell and transfer such claim to such purchaser (or an affiliate of such purchaser); (C) such sale or disposal is made: (I) pursuant to a Public Auction; or (II) where a Financial Adviser confirms in an independent opinion that the sale, disposal or transfer price is fair from a financial point of view after taking into account all relevant circumstances giving rise to such sale; provided that there shall be no obligation to postpone any such sale, disposal or transfer in order to achieve a higher price; and (D) the proceeds are applied in accordance with Section 3.04.

(e) Collateral Trustee’s Actions. For the purposes of paragraphs (c) and (d) above, the Collateral Trustee shall act on the instructions of the Act of Required Secured Parties.

(f) Filing of Claims. After the occurrence of an Insolvency Event in relation to any Debtor, each Intra-Group Lender irrevocably authorizes the Collateral Trustee, on its behalf, to:

(i) take any Enforcement Action (in accordance with the terms of this Agreement) against that Debtor;

(ii) demand, sue, prove and give receipt for any or all of that Debtor’s Liabilities;

(iii) collect and receive all distributions on, or on account of, any or all of that Debtor’s Liabilities; and

(iv) file claims, take proceedings and do all other things the Collateral Trustee considers reasonably necessary to recover that Debtor’s Liabilities

(g) Definitions. As used in this Section 7.17 and Section 7.18:

(i) “Acceleration Event” means the acceleration of any of the Secured Obligations in accordance with their terms (including any acceleration provisions being automatically invoked under the applicable Secured Debt Document).

(ii) “Borrowing Liabilities” means, in relation to a member of the Group, the liabilities and obligations (not being Guarantee Liabilities) it may have as a principal debtor to a Creditor (other than to a Secured Debt Representative) or a Debtor in respect of Liabilities arising under the Debt Documents (whether incurred solely or jointly and including borrowing obligations under the Secured Debt Documents).

(iii) “Creditors” means the Secured Parties and the Intra-Group Lenders (each, a “Creditor”).

(iv) “Debt Disposal” means any disposal of any Liabilities or Debtor’s Intra-Group Liabilities pursuant to this Section 7.17.

(v) “Debt Documents” means the Secured Debt Documents and any agreement evidencing the terms of any Intra-Group Liabilities (or any other document designated as such by the Collateral Trustee and the Borrower).

(vi) “Debtor” means the Borrower and each Subsidiary of the Borrower who becomes a party hereto as a Grantor hereunder.

(vii) “Distress Event” means any of an Acceleration Event or the enforcement of the Collateral Documents.

(viii) “Distressed Disposal” means a disposal of any Collateral which is:

(A)	being effected at the request of an Act of Required Secured Parties in circumstances where the Collateral Documents have become enforceable;

(B)	being effected by enforcement of the Collateral Documents; or

(C)	being effected, after the occurrence of a Distress Event, by a Debtor to a person or persons which is, or are, not a member, or members, of the Group.

(ix) “Enforcement Action” means:

(A)	in relation to any Intra-Group Liabilities:

(1)	the acceleration of any Intra-Group Liabilities or the making of any declaration that any Intra-Group Liabilities are prematurely due and payable;

(2)	the making of any declaration that any Intra-Group Liabilities are payable on demand;

(3)

the making of a demand in relation to an Intra-Group Liability that is payable on demand (other than a demand made by an Intra-Group Lender in relation to any Intra-Group Liabilities which are on-demand Liabilities to the extent (A) that the demand is made in the ordinary course of dealings between the relevant Debtor and Intra-Group Lender and (B) that any resulting Payment would be a permitted under the Secured Debt Documents);

(4)	the making of any demand against any member of the Group in relation to any Guarantee Liabilities of that member of the Group;

(5)	the exercise of any right of set-off, account combination or payment netting against any member of the Group in respect of any Intra-Group Liabilities; and

(6)	the suing for, commencing or joining of any legal or arbitration proceedings against any member of the Group to recover any Intra-Group Liabilities;

(B)

the entering into of any composition, compromise, assignment or arrangement with any member of the Group which owes any Intra-Group Liabilities, or has given any Security, guarantee or indemnity or other assurance against loss in respect of the Intra-Group Liabilities; or

(C)

the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, receiver, administrator or similar officer) in relation to, the winding up, dissolution, administration or reorganisation of any member of the Group which owes any Intra-Group Liabilities, or has given any Security, guarantee, indemnity or other assurance against loss in respect of any of the Intra-Group Liabilities, or any of such member of the Group’s assets or any suspension of payments or moratorium of any indebtedness of any such member of the Group, or any analogous procedure or step in any jurisdiction.

(x) “Financial Adviser” means any independent internationally recognized investment bank which is not a Creditor or an Affiliate of a Creditor (other than independently managed Affiliates of Creditors that are regularly engaged in providing valuations of businesses or financial assets or, where applicable, advising on competitive sales processes) or an independent accountancy firm or, if it is not practicable for the Collateral Trustee to appoint any such bank or firm on commercially reasonable terms (including for reasons of conflicts of interest) as determined by the Collateral Trustee (acting in good faith), any other independent internationally recognized third party professional services firm which is regularly engaged in providing valuations in respect of the relevant type of assets or, as applicable, advising on competitive sales processes which is not a Creditor or an Affiliate of a Creditor (in each case not being the firm appointed as the relevant Debtor’s administrator or other relevant officer holder or an entity which is advising any Creditor in any other capacity in relation to the Secured Obligations) selected by the Collateral Trustee.

(xi) “Group” means the Borrower and each of its Restricted Subsidiaries

(xii) “Guarantee Liabilities” means, in relation to a member of the Group, the liabilities and obligations under the Debt Documents (present or future, actual or contingent and whether incurred solely or jointly) it may have to a Creditor (other than to a Secured Debt Representative) or Debtor as or as a result of its being a guarantor or surety (including, without limitation, liabilities and obligations arising by way of guarantee, indemnity, contribution or subrogation and in particular any guarantee or indemnity arising under or in respect of the Secured Debt Documents).

(xiii) “Hemen Investor” means Hemen Holding Limited.

(xiv) “Holding Company” means, in relation to a person, any other person in respect of which it is a Subsidiary.

(xv) “Insolvency Event” means, in relation to any member of the Group, any of the events referred to in the definition of “Insolvency Event of Default” herein or any equivalent provision in any First Lien Document or Junior Lien Document has occurred in respect of such member of the Group.

(xvi) “Insolvency Event of Default” means:

(A)

an Event of Default which is continuing under Sections 8.1(h) or 8.1(i) (Events of Default) of the Credit Agreement or any equivalent insolvency Event of Default provision under any First Lien Documents; or

(B)

an Event of Default which is continuing under Sections 6.01(f) or 6.01(g) (Events of Default) of the Indenture or any equivalent insolvency Event of Default provision under any Junior Lien Documents; or

(xvii) “Intra-Group Lender” means each Debtor and each other member of the Group which makes a loan to, granted credit to or made any other financial arrangement having similar effect to a Debtor and which is named on the signing pages as an Intra-Group Lender or which becomes a party as an Intra-Group Lender in accordance with the terms of Section 7.28 (New Intra-Group Lenders) hereof.

(xviii) “Intra-Group Lending” means the loans, credit or other financial arrangements made available by any Intra-Group Lender to another member of the Group.

(xix) “Intra-Group Liabilities” means the Liabilities owed by any member of the Group to any of the Intra-Group Lenders.

(xx) “Liabilities” means all present and future liabilities and obligations at any time of any member of the Group to any Creditor under the Debt Documents or under any other Intra-Group Lending, both actual and contingent and whether incurred solely or jointly or as principal or surety or in any other capacity (including, without limitation, all interest, fees, prepayment premiums and expenses payable thereunder) together with any of the following matters relating to or arising in respect of those liabilities and obligations:

(A)	any refinancing, novation, deferral or extension;

(B)

any claim for breach of representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any document or agreement evidencing or constituting any other liability or obligation falling within this definition;

(C)	any claim for damages or restitution;

(D)	any claim as a result of any recovery by any Debtor of a Payment on the grounds of preference or otherwise; and

(E)

and any amounts which would be included in any of the above (including, without limitation, interest, fees, prepayment premiums and expenses) but for any discharge, non-provability, unenforceability or non-allowance of those amounts in any insolvency or other proceedings.

(xxi) “Liabilities Acquisition” means, in relation to a person and to any Liabilities, a transaction where that person:

(A)	purchases by way of assignment or transfer;

(B)	enters into any sub-participation in respect of; or

(C)	enters into any other agreement or arrangement having an economic effect substantially similar to a sub-participation in respect of,

the rights in respect of those Liabilities;

(xxii) “Non-US Debtor” means any Debtor that is not a US Debtor.

(xxiii) “Other Liabilities” means, in relation to a member of the Group, any trading and other liabilities and obligations (not being Borrowing Liabilities or Guarantee Liabilities) it may have to the Hemen Investor, an Intra-Group Lender or a Debtor.

(xxiv) “Payment” means, in respect of any Secured Obligations (or any other liabilities or obligations), a payment, prepayment, repayment, redemption, defeasance or discharge of those Secured Obligations (or other liabilities or obligations).

(xxv) “Public Auction” means an auction or other competitive sale process of assets, by or on behalf of the Collateral Trustee where third parties have been given notice and been invited to bid pursuant to an enforcement of Collateral (or by a member of the Group in circumstances that are a Distressed Disposal), the process of such sale or disposal having been conducted as follows: (a) prior to the sale or other disposal, the Collateral Trustee shall, in respect of such auction or other competitive sale process, consult with a Financial Adviser with respect to the procedures which may reasonably be expected to be used to obtain a fair market price in the then prevailing market conditions (taking into account all relevant circumstances and with a view to facilitating a prompt and expeditious sale at a fair market price in the prevailing market conditions although there shall be no obligation to postpone any such sale in order to achieve a higher price); (b) the Collateral Trustee shall have implemented (to the extent permitted by applicable law) in all material respects the procedures recommended by such Financial Adviser in relation to such auction or process; and (c) each of the Secured Parties shall have a right to participate.

For the purposes of clauses (a), (b) and (c) above, (i) the Collateral Trustee shall retain a Financial Adviser to advise and assist in the proposed sale or disposition for such remuneration as the Collateral Trustee in good faith determines is appropriate for the circumstances, (ii) except as required by applicable law, the Collateral Trustee shall not have any obligation to any person to engage in or to use reasonable efforts to engage in a listing of any or all of the equity interests the subject of such auction or other competitive sale process, including without limitation if recommended by such Financial Adviser, (iii) the Collateral Trustee and any other Secured Party shall not under any circumstances be required to make representations, warranties or undertakings to any actual or proposed purchaser (other than customary representations in a security enforcement as to power to transfer the relevant equity interests pursuant to the Collateral Documents) or to indemnify any actual or proposed purchaser against any costs, liabilities or similar expenses or losses; (iv) without limitation to the other circumstances of the sale or other disposition that the Collateral Trustee and such Financial Adviser may take into consideration, the Collateral Trustee may (but is not required to) in all circumstances specify that no offer to purchase equity interest or other assets will be entertained unless such offer (A) is for all (and not some only) of the equity interests being sold or otherwise disposed; (B) is for cash consideration payable at closing (and therefore not including, for the avoidance of doubt, any element of deferred compensation) and is not subject to any unreasonable financing conditions; and/or (C) contemplates a closing of the sale of the equity interests or other assets in not more than six months (or such shorter or longer period as the Collateral Trustee may specify) from the time of initiation of the sale or disposition process; and (v) a “right to participate” means (A) any offer, or indication of a potential offer, that a Secured Party makes shall be considered by the Collateral Trustee or such investment bank or accounting firm against the same criteria as any offer, or indication of a potential offer, by any other bidder or potential bidder. For the avoidance of doubt, if after having applied that same criteria, the offer or indication of a potential offer made by a Secured Party is not considered by the Collateral Trustee or such investment bank or accounting firm to be sufficient to continue in the sale or disposal process, such consideration being against the same criteria as any offer, or indication of a potential offer, by any other bidder or potential bidder (such continuation may include being invited to review additional information or being invited to have an opportunity to make a subsequent or revised offer, whether in another round of bidding or otherwise) then the right to participate of that Secured Party under this Agreement shall be deemed to be satisfied; and (B) shall not apply if the Collateral Trustee believes in good faith that it may (or there is a risk that it may) result in a violation of any applicable laws or that it may (or there is a risk that it may) result in a requirement for registration under any applicable securities laws.

For the purposes of clause (a) above, such investment bank or accounting firm may be instructed by the Collateral Trustee to take the limitations set out in sub-clauses (i) to (vi) (inclusive) above into account and to formulate recommendations that are consistent with them.

(xxvi) “Required Secured Parties” means, at any time, those Secured Parties that would be sufficient to consummate an Act of Required Secured Parties.

(xxvii) “US Debtor” means any grantor organized under the laws of the United States or any political or geographical subdivision thereof.

Section 7.18 Intra-Group Lenders and Intra-Group Liabilities.

(a) Restriction on Payment: Intra-Group Liabilities. Prior to the date on which both Discharge of First Lien Obligations and the Discharge of Junior Lien Obligations has occurred (such date, the “Final Discharge Date”), the Debtors shall not, and shall procure that no other member of the Group will, make any Payments of the Intra-Group Liabilities at any time unless permitted by this Section 7.18.

(b) Permitted Payments: Intra-Group Liabilities.

(i) Subject to clause (ii) below, the Debtors may make Payments in respect of the Intra-Group Liabilities (whether of principal, interest or otherwise) from time to time when due.

(ii) Payments in respect of the Intra-Group Liabilities may not be made pursuant to paragraph (i) above if, at the time of the Payment, an Acceleration Event or an Insolvency or Liquidation Proceeding in relation to any Debtor has occurred unless:

(A)	such Payment is consented to by an Act of Required Secured Parties; or

(B)	that Payment is made to facilitate the making of a payment on the Secured Obligations that is permitted hereunder and under the Secured Debt Documents.

(c) Payment Obligations Continue. No Debtor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Debt Document by the operation of this Section even if its obligation to make that Payment is restricted at any time by the terms hereof.

(d) Acquisition of Intra-Group Liabilities.

(i) Subject to paragraph (ii) below, each Debtor may, and may permit any other member of the Group to:

(A)	enter into any Liabilities Acquisition; or

(B)	beneficially own all or any part of the share capital of a company that is party to a Liabilities Acquisition, in respect of any Intra-Group Liabilities at any time.

(ii) Subject to paragraph (iii) below, no action described in paragraph (i) above may take place in respect of any Intra-Group Liabilities if:

(A)	that action would result in a breach of a Secured Debt Document; or

(B)	at the time of that action, an Acceleration Event has occurred.

(iii) The restrictions in paragraph (ii) above shall not apply if:

(A)	such action is consented to by an Act of Required Secured Parties; or

(B)	that action is taken to facilitate the making of a payment of the Secured Obligations that is otherwise permitted hereunder and under the Secured Debt Documents.

(e) Security: Intra-Group Lenders. Prior to the Final Discharge Date, the Intra-Group Lenders may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of the Intra-Group Liabilities unless the prior consent of the Required Secured Parties is obtained.

(f) Restriction on Enforcement: Intra-Group Lenders. Subject to paragraph (g) below, none of the Intra-Group Lenders shall be entitled to take any Enforcement Action in respect of any of the Intra-Group Liabilities at any time prior to the Final Discharge Date.

(g) Permitted Enforcement: Intra-Group Lenders. After the occurrence of an Insolvency Event in relation to any Debtor, each Intra-Group Lender may (unless otherwise directed by the Collateral Trustee or unless the Collateral Trustee has taken, or has given notice that it intends to take, action on behalf of that Intra-Group Lender in accordance with paragraph (h) below) exercise any right it may otherwise have against that Debtor to:

(i) accelerate any of that Debtor’s Intra-Group Liabilities or declare them prematurely due and payable or payable on demand;

(ii) make a demand under any guarantee, indemnity or other assurance against loss given by that Debtor in respect of any Intra-Group Liabilities;

(iii) exercise any right of set-off or take or receive any Payment in respect of any Intra-Group Liabilities of that Debtor; or

(iv) claim and prove in any insolvency process of that Debtor for the Intra-Group Liabilities owing to it.

(h) Enforcement and other rights of Collateral Trustee. After an Insolvency or Liquidation Proceeding has commenced and an Enforcement Action has been initiated in respect of a Non-US Debtor, each Intra-Group Lender:

(i) irrevocably authorizes the Collateral Trustee on each of their behalf, to (i) take any Enforcement Action (in accordance with the terms of this Agreement) against that Non-US Debtor, (ii) demand, sue, prove and give receipt for any or all of that Non-US Debtor’s Obligations, (iii) collect and receive all distributions on, or on account of, any or all of that Non-US Debtor’s Obligations, and (iv) file claims, take proceedings and do all other things the Collateral Trustee considers reasonably necessary to recover that Non-US Debtor’s Obligations; and

(ii) will (i) do all things that the Collateral Trustee requests in order to give effect to this clause (h) and (ii) if the Collateral Trustee is not entitled to take any of the actions contemplated by this Section 17.18 or if the Collateral Trustee requests that any Non-US Debtor and/or Intra-Group Lender take that action, undertake that action itself in accordance with the instructions of the Collateral Trustee or grant a power of attorney to the Collateral Trustee (on such terms as the relevant entity may reasonably require) to enable the Collateral Trustee to take such action.

(i) Subrogation. Each applicable Intra-Group Lender shall be subrogated to the rights of the Secured Parties to receive payments or distributions in cash, securities, other property by setoff or otherwise (other than debt securities that are subordinated at least to the same extent as the Intra-Group Obligations) of each applicable Intra-Group Debtor applicable to the Secured Obligations until Discharge of Secured Obligations has occurred, and, as between and among a Intra-Group Debtor, its creditors (other than the Secured Parties) and the applicable Intra-Group Lenders, no such payment or distribution made to the Secured Parties by virtue of this Agreement that otherwise would have been made to any applicable Intra-Group Lender shall be deemed to be a payment by the applicable Intra-Group Debtor on account of the Intra-Group Liabilities, it being understood that the provisions of this Section are intended solely for the purpose of defining the relative rights of the Intra-Group Lenders and the Secured Parties.

(j) All rights and interests of the Secured Parties hereunder, and all agreements and obligations of the Intra-Group Lenders and the Intra-Group Debtors hereunder, shall remain in full force and effect until the Discharge of the Secured Obligations has occurred irrespective of:

(i) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of, or consent to departure from, any Secured Debt Document;

(ii) any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of, or consent to departure from, any guarantee of any of the Secured Obligations;

(iii) any assignment or purported assignment of any or all of the Secured Obligations by any or all of the Secured Parties.

(k) Representations: Intra-Group Lenders. Each Intra-Group Lender which is not a Debtor represents and warrants to the Secured Parties and the Collateral Trustee that:

(i) it is a corporation, duly incorporated or formed and validly existing under the laws of its jurisdiction of incorporation or formation;

(ii) the obligations expressed to be assumed by it in this Agreement are, subject to any general principles of law limiting its obligations which are applicable to creditors generally, legal, valid, binding and enforceable obligations;

(iii) the entry into and performance by it of this Agreement does not and will not:

(A)	conflict with any law or regulation applicable to it, its constitutional documents or any agreement or instrument binding upon it or any of its assets; or

(B)	constitute a default or termination event (however described) under any agreement or instrument binding on it or any of its assets;

(iv) all necessary consents and authorizations required by it in relation to its entering into this Agreement and performance of its obligations hereunder have been obtained and are in full force and effect; and

(v) all other actions, conditions and things required to be taken, fulfilled and done in order to be enable it lawfully to enter into and performs its obligations under this Agreement, have been taken, fulfilled and done.

Section 7.19 Governing Law. THIS AGREEMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,

THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN THE LAWS OF ANY JURISDICTIONS OUTSIDE OF THE UNITED STATES WHICH APPLY TO A COLLATERAL DOCUMENT, OR ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

Section 7.20 Consent to Jurisdiction. Except as contemplated by Section 7.19, all judicial proceedings brought against any party hereto arising out of or relating to this Agreement shall be brought in the courts of the State of New York sitting in the borough of Manhattan or the United States District Court for the Southern District of New York and by executing and delivering this Agreement, each of the Borrower and each other Grantor, for itself and in connection with its properties, the Collateral Trustee, the Administrative Agent and the Trustee irrevocably:

(i)	accepts generally and unconditionally the exclusive jurisdiction and venue of such courts;

(ii)	waives any defense of forum non conveniens;

(iii)

agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in accordance with Section 7.08;

(iv)

agrees that service as provided in clause (iii) above is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court and otherwise constitutes effective and binding service in every respect; and

(v)	agrees that each party hereto retains the right to serve process in any other manner permitted by law or to bring proceedings against any party in the courts of any other jurisdiction.

Section 7.21 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

Section 7.22 Counterparts; Electronic Signatures. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), each of which when so executed and delivered will be deemed an original, but all such counterparts together will be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereby by electronic means.

Section 7.23 Grantors and Additional Grantors. Each Grantor party hereto represents and warrants that such Grantor on the date hereof has duly authorized, executed and delivered this Agreement. The Borrower will cause each Person that hereafter becomes a Grantor or is required by any Secured Debt Document to become a party to this Agreement to become a party to this Agreement, for all purposes of this Agreement, by causing such Person to execute and deliver to the Collateral Trustee a Collateral Trust Joinder, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Borrower shall promptly provide each Secured Debt Representative with a copy of each Collateral Trust Joinder executed and delivered pursuant to this Section 7.23; provided, however, that the failure to so deliver a copy of the Collateral Trust Joinder to any then-existing Secured Debt Representative shall not affect the inclusion of such Person as a Grantor if the other requirements of this Section 7.23 are complied with.

Section 7.24 Continuing Nature of this Agreement. This Agreement, including the subordination provisions hereof, will be reinstated if at any time any payment or distribution in respect of any of the First Lien Obligations is rescinded or must otherwise be returned in an Insolvency or Liquidation Proceeding or otherwise by any First Lien Secured Party or First Lien Debt Representative or any representative of any such party (whether by demand, settlement, litigation or otherwise). In the event that all or any part of a payment or distribution made with respect to the First Lien Obligations is recovered from any First Lien Secured Party or any First Lien Debt Representative in an Insolvency or Liquidation Proceeding or otherwise, any such payment or distribution received by any Junior Lien Secured Party or Junior Lien Debt Representative with respect to the Junior Lien Obligations from the proceeds of any Collateral at any time after the date of the payment or distribution that is so recovered, whether pursuant to a right of subrogation or otherwise will be forthwith delivered by such Junior Lien Secured Party or Junior Lien Debt Representative to the Collateral Trustee, for the account of the First Lien Secured Parties to be applied in accordance with Section 3.04. Until so delivered, such proceeds will be held by that Junior Lien Debt Representative or that Junior Lien Secured Party, as the case may be, for the benefit of the First Lien Secured Parties. This Section 7.24 shall survive the termination of this Agreement.

Section 7.25 Insolvency. This Agreement will be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding by or against the Borrower or any other Grantor. The relative rights of the First Lien Secured Parties and the Junior Lien Secured Parties as provided for in this Agreement will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of its commencement, as provided in this Agreement.

Section 7.26 Rights and Immunities of Secured Debt Representatives. The Administrative Agent will be entitled to all of the rights, protections, immunities and indemnities set forth in the Credit Agreement, the Trustee will be entitled to all of the rights, protections, immunities and indemnities set forth in the Indenture and any future Secured Debt Representative will be entitled to all of the rights, protections, immunities and indemnities set forth in the credit agreement, indenture or other agreement governing the applicable Secured Debt with respect to which such Person will act as representative, in each case as if specifically set forth herein. In no event will any Secured Debt Representative be liable for any act or omission on the part of the Borrower, the other Grantors or the Collateral Trustee hereunder.

Section 7.27 Change of Intra-Group Lender. Any Intra-Group Lender may (a) assign any of its rights or (b) transfer any of its rights and obligations, in respect of the Intra-Group Liabilities to another Debtor and that Debtor shall be deemed to be an Intra-Group Lender for the purposes of this Agreement and shall be bound as an Intra-Group Lender hereunder with the same force and effect as if originally named as an Intra-Group Lender herein.

Section 7.28 New Intra-Group Lender. If the Borrower, any Debtor or another member of the Group makes any loan to or grants any credit to or makes any other financial arrangement having similar effect which will be outstanding for more than 30 Business Days with the Borrower or any Debtor, the member of the Group giving that loan, granting that credit or making that other financial arrangement (if not already a party as an Intra-Group Lender) shall promptly execute and deliver a joinder in the form attached as Exhibit D and shall thereby be deemed to be an Intra-Group Lender for the purposes of this Agreement and shall be bound as an Intra-Group Lender hereunder with the same force and effect as if originally named as an Intra-Group Lender herein.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives as of the day and year first above written.

DEBTORS:

EXECUTED as a deed by SEADRILL FINANCE LIMITED
)
)
acting by an authorized signatory		)	/s/ Grant Creed
		)	Signature of authorized signatory

in the presence of:
Witness’ Signature	/s/ Jon Rubio
Name:	Jon Rubio
Address:	ADDRESS REDACTED

EXECUTED as a deed by SEADRILL LIMITED
)
)
acting by an authorized signatory		)	/s/ Grant Creed
		)	Signature of authorized signatory

in the presence of:
Witness’ Signature	/s/ Jon Rubio
Name:	Jon Rubio
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by SEADRILL RIG HOLDING COMPANY LIMITED
)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory
Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED

EXECUTED as a DEED	)
by SEADRILL TREASURY UK LIMITED	)
acting by	)

/s/ James Ferrow		/s/ Beatrice Kang
Director / Authorized signatory		Witness (delete as appropriate)
Name: James Ferrow		Name:

EXECUTED as a deed by SEADRILL GEMINI LTD.
)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory
Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by SEADRILL ECLIPSE LTD.
)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory
Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED

EXECUTED as a deed by SEADRILL CARINA LTD.
)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory
Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by SEADRILL TELLUS LTD.
)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory
Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED

EXECUTED as a deed by SEADRILL SATURN LTD.
)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory
Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by SEADRILL JUPITER LTD.
)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory
Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a DEED for and on behalf of SEADRILL DEEPWATER DRILLSHIP LTD. in the presence of:

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

Witness:

By:	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED
Occupation:

EXECUTED as a deed by SEADRILL POLARIS LTD.
)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory
Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a DEED	)
by SEADRILL UK LTD	)
acting by	)

/s/ James Ferrow		/s/ Beatrice Kang
Director / Authorized signatory		Witness (delete as appropriate)
Name: James Ferrow		Name:

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by SEADRILL GLOBAL SERVICES LTD.
)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory
Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED

EXECUTED as a DEED	)
by SEADRILL MANAGEMENT LTD.	)
acting by	)

/s/ James Ferrow		/s/ Beatrice Kang
Director / Authorized signatory		Witness (delete as appropriate)
Name: James Ferrow		Name:

EXECUTED as a deed by NORTH ATLANTIC PHOENIX LTD.
)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory
Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by NORTH ATLANTIC ELARA LTD.
)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory
Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED

EXECUTED as a deed by SEADRILL NORWAY OPERATIONS LTD.
)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory
Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by SEADRILL SEVAN HOLDINGS LIMITED
)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory
Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED

EXECUTED as a deed by SEADRILL INVESTMENT HOLDING COMPANY LIMITED
)
)
acting by an authorized signatory		)	/s/ James Ferrow
		)	Signature of authorized signatory
Name: James Ferrow
in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

AQUADRILL OPERATING LP

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

AQUADRILL LLC

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL AMERICAS, INC.

By:	/s/ Todd Strickler
Name: Todd Strickler
Title: Authorized Signatory

AQUADRILL OPCO SUB LLC

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

AQUADRILL CAPRICORN HOLDINGS LLC

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL GULF OPERATIONS NEPTUNE LLC

By:	/s/ Todd Strickler
Name: Todd Strickler
Title: Authorized Signatory

[Signature Page to Collateral Trust Agreement]

AQUADRILL OPERATING LP

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

AQUADRILL LLC

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL AMERICAS, INC.

By:	/s/ Todd Strickler
Name: Todd Strickler
Title: Authorized Signatory

AQUADRILL OPCO SUB LLC

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

AQUADRILL CAPRICORN HOLDINGS LLC

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL GULF OPERATIONS NEPTUNE LLC

By:	/s/ Todd Strickler
Name: Todd Strickler
Title: Authorized Signatory

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by SEADRILL NORTH
ATLANTIC HOLDINGS LIMITED
)
)
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang Trainee Solicitor
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

SEADRILL VELA HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

AQUADRILL CHINA OPERATIONS LTD.
S. À R.L.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL MOBILE UNITS NIGERIA LIMITED

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

[Signature Page to Collateral Trust Agreement]

SEVAN DRILLING NORTH AMERICA LLC

By:	/s/ Todd Strickler
Name: Todd Strickler
Title: Authorized Signatory

EASTERN DRILLING AS

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL OFFSHORE AS

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL NEPTUNE HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEVAN LOUISIANA HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL AURIGA HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

[Signature Page to Collateral Trust Agreement]

SEVAN DRILLING NORTH AMERICA LLC

By:	/s/ Todd Strickler
Name: Todd Strickler
Title: Authorized Signatory

EASTERN DRILLING AS

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL OFFSHORE AS

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL NEPTUNE HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEVAN LOUISIANA HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL AURIGA HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

[Signature Page to Collateral Trust Agreement]

INTRA-GROUP LENDERS:

EXECUTED as a deed by SEADRILL FINANCE LIMITED	) )
acting by an authorized signatory	)	/s/ Grant Creed
	)	Signature of authorized signatory

in the presence of:
Witness’ Signature	/s/ Jon Rubio
Name:	Jon Rubio
Address:	ADDRESS REDACTED

EXECUTED as a deed by SEADRILL LIMITED	) )
acting by an authorized signatory	)	/s/ Grant Creed
	)	Signature of authorized signatory

in the presence of:
Witness’ Signature	/s/ Jon Rubio
Name:	Jon Rubio
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by SEADRILL RIG HOLDING COMPANY LIMITED
) )
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	Trainee Solicitor ADDRESS REDACTED

EXECUTED as a DEED by SEADRILL TREASURY UK LIMITED	) )
acting by	)

/s/ James Ferrow		/s/ Beatrice Kang
Director / Authorized signatory Name: James Ferrow		Witness (delete as appropriate) Name:

EXECUTED as a deed by SEADRILL GEMINI LTD.	) )
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	Trainee Solicitor ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by SEADRILL ECLIPSE LTD.	) )
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	ADDRESS REDACTED

EXECUTED as a deed by SEADRILL CARINA LTD.	) )
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by SEADRILL TELLUS LTD.	) )
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	ADDRESS REDACTED

EXECUTED as a deed by SEADRILL SATURN LTD.	) )
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by SEADRILL JUPITER LTD.	) )
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	Trainee Solicitor ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a DEED for and on behalf of SEADRILL DEEPWATER DRILLSHIP LTD. in the presence of:

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

Witness:

By:	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	ADDRESS REDACTED
Occupation:

EXECUTED as a deed by SEADRILL POLARIS LTD.	) )
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a DEED by SEADRILL UK LTD	) )
acting by	)

/s/ James Ferrow		/s/ Beatrice Kang
Director / Authorized signatory		Witness (delete as appropriate)
Name: James Ferrow		Name:

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by SEADRILL GLOBAL SERVICES LTD.
)
)
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	Trainee Solicitor ADDRESS REDACTED

EXECUTED as a DEED by SEADRILL MANAGEMENT LTD.	) )
acting by	)

/s/ James Ferrow		/s/ Beatrice Kang
Director / Authorized signatory		Witness (delete as appropriate)
Name: James Ferrow		Name:

EXECUTED as a deed by NORTH ATLANTIC PHOENIX LTD.
)
)
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	Trainee Solicitor ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by NORTH ATLANTIC ELARA LTD.
)
)
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	Trainee Solicitor ADDRESS REDACTED

EXECUTED as a deed by SEADRILL NORWAY OPERATIONS LTD.
)
)
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	Trainee Solicitor ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by SEADRILL SEVAN HOLDINGS LIMITED
)
)
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	ADDRESS REDACTED

EXECUTED as a deed by SEADRILL INVESTMENT HOLDING COMPANY LIMITED
)
)
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

EXECUTED as a deed by SEADRILL NORTH ATLANTIC HOLDINGS LIMITED
) )
acting by an authorized signatory	)	/s/ James Ferrow
	)	Signature of authorized signatory
Name: James Ferrow

in the presence of:
Witness’ Signature	/s/ Beatrice Kang
Name:	Beatrice Kang
Address:	ADDRESS REDACTED

[Signature Page to Collateral Trust Agreement]

AQUADRILL OPERATING LP

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

AQUADRILL LLC

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL AMERICAS, INC.

By:	/s/ Todd Strickler
Name: Todd Strickler
Title: Authorized Signatory

AQUADRILL OPCO SUB LLC

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

AQUADRILL CAPRICORN HOLDINGS LLC

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL GULF OPERATIONS NEPTUNE LLC

By:	/s/ Todd Strickler
Name: Todd Strickler
Title: Authorized Signatory

[Signature Page to Collateral Trust Agreement]

AQUADRILL OPERATING LP

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

AQUADRILL LLC

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL AMERICAS, INC.

By:	/s/ Todd Strickler
Name: Todd Strickler
Title: Authorized Signatory

AQUADRILL OPCO SUB LLC

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

AQUADRILL CAPRICORN HOLDINGS LLC

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL GULF OPERATIONS NEPTUNE LLC

By:	/s/ Todd Strickler
Name: Todd Strickler
Title: Authorized Signatory

[Signature Page to Collateral Trust Agreement]

SEVAN DRILLING NORTH AMERICA LLC

By:	/s/ Todd Strickler
Name: Todd Strickler
Title: Authorized Signatory

EASTERN DRILLING AS

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL OFFSHORE AS

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL NEPTUNE HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEVAN LOUISIANA HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL AURIGA HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

[Signature Page to Collateral Trust Agreement]

SEVAN DRILLING NORTH AMERICA LLC

By:	/s/ Todd Strickler
Name: Todd Strickler
Title: Authorized Signatory

EASTERN DRILLING AS

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL OFFSHORE AS

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL NEPTUNE HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEVAN LOUISIANA HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL AURIGA HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

[Signature Page to Collateral Trust Agreement]

SEADRILL VELA HUNGARY KFT.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

AQUADRILL CHINA OPERATIONS LTD. S. À R.L.

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

SEADRILL MOBILE UNITS NIGERIA LIMITED

By:	/s/ James Ferrow
Name: James Ferrow
Title: Authorized Signatory

[Signature Page to Collateral Trust Agreement]

ADMINISTRATIVE AGENT:

J.P. MORGAN SE, as Administrative Agent

By:	/s/ Karolina Glinka
Name: Karolina Glinka
Title: Vice President

[Signature Page to Collateral Trust Agreement]

GLAS TRUST COMPANY LLC, as Trustee under the Indenture

By:	/s/ Katie Fischer
Name: Katie Fischer
Title: Vice President

[Signature Page to Collateral Trust Agreement]

GLAS TRUST COMPANY LLC, as Collateral Trustee

By:	/s/ Katie Fischer
Name: Katie Fischer
Title: Vice President

[Signature Page to Collateral Trust Agreement]

[EXHIBIT A

TO COLLATERAL TRUST AGREEMENT]

[FORM OF]

ADDITIONAL SECURED DEBT DESIGNATION

Reference is made to the Collateral Trust Agreement, dated as of July 27, 2023 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Seadrill Limited, Seadrill Finance Limited (the “Borrower”), the other Grantors from time to time party thereto, J.P. Morgan SE, as Administrative Agent under the Credit Agreement, GLAS Trust Company LLC, as Trustee under the Indenture and GLAS Trust Company LLC, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Additional Secured Debt Designation is being executed and delivered in order to designate additional secured debt as [First Lien Debt] [Junior Lien Debt] entitled to the benefit of the Collateral Trust Agreement.

The undersigned, the duly appointed [specify title] of the Borrower hereby certifies on behalf of the Borrower that:

1.1

[insert name of the Borrower or other Grantor] intends to incur additional Secured Debt (“Additional Secured Debt”) which will be [select appropriate alternative] [First Lien Debt permitted by each applicable Secured Debt Document to be secured by a First Lien equally and ratably with all previously existing and future First Lien Debt] or [Junior Lien Debt permitted by each applicable Secured Debt Document to be secured with a Junior Lien equally and ratably with all previously existing and future Junior Lien Debt];

1.2	the name and address of the Secured Debt Representative for the Additional Secured Debt for purposes of Section 7.08 of the Collateral Trust Agreement is:

Telephone:

Email:

1.3

Each of the Borrower and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Secured Debt is secured by the Collateral in accordance with the Collateral Documents;

1.4	Attached as Exhibit 1 hereto is a Reaffirmation Agreement duly executed by the Borrower and each other Grantor, and

1.5	the Borrower has caused a copy of this Additional Secured Debt Designation and the related Collateral Trust Joinder to be delivered to each existing Secured Debt Representative.

[Signature pages follow]

IN WITNESS WHEREOF, the Borrower has caused this Additional Secured Debt Designation to be duly executed by the authorized signatory as of ________________, 20____.

SEADRILL FINANCE LIMITED

By:
Name:
Title:

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Trustee under the Collateral Trust Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Debt Designation.

GLAS TRUST COMPANY LLC, as Collateral Trustee

By:
Name:
Title:

EXHIBIT 1

TO ADDITIONAL SECURED DEBT DESIGNATION

[FORM OF]

REAFFIRMATION AGREEMENT

Reference is made to the Collateral Trust Agreement, dated as of July 27, 2023 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Seadrill Limited, Seadrill Finance Limited (the “Borrower”), the other Grantors from time to time party thereto, J.P. Morgan SE, as Administrative Agent under the Credit Agreement, GLAS Trust Company LLC, as Trustee under the Indenture and GLAS Trust Company LLC, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Reaffirmation Agreement is being executed and delivered as of ________, 20_____ in connection with an Additional Secured Debt Designation of even date herewith, which Additional Secured Debt Designation has designated additional secured debt as [First/Junior] Lien Debt (as described therein) entitled to the benefit of the Collateral Trust Agreement.

Each of the undersigned hereby consents to the designation of additional secured debt as [First/Junior] Lien Debt as set forth in the Additional Secured Debt Designation of even date herewith and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the [First/Junior] Lien Documents to which it is party, and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each [First/Junior] Lien Document to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and such additional secured debt shall be entitled to all of the benefits of such [First/Junior] Lien Documents.

Sections 7.16, 7.17, 7.18, 7.19, 7.20, 7.21 and 7.25 of the Collateral Trust Agreement will apply with like effect to this Reaffirmation Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation Agreement to be duly executed as of the date written above.

[names of Grantors]

By:

Name:
Title:

[EXHIBIT B

TO COLLATERAL TRUST AGREEMENT]

[FORM OF]

COLLATERAL TRUST JOINDER – ADDITIONAL SECURED DEBT

Reference is made to the Collateral Trust Agreement, dated as of July 27, 2023 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Seadrill Limited, Seadrill Finance Limited (the “Borrower”), the other Grantors from time to time party thereto, J.P. Morgan SE, as Administrative Agent under the Credit Agreement, GLAS Trust Company LLC, as Trustee under the Indenture and GLAS Trust Company LLC, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 3.08 of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being additional secured debt under the Collateral Trust Agreement.

1. Joinder. The undersigned, ________________, a ________________, (the “New Representative”) as [trustee] [administrative agent] under that certain [describe applicable indenture, credit agreement or other document governing the additional secured debt] hereby agrees to become party as [a Junior Lien Debt Representative] [a First Lien Debt Representative ] under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Lien Sharing and Priority Confirmation.

[Option A: to be used if Additional Debt is Junior Lien Debt] [The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Junior Lien Debt for which the undersigned is acting as Junior Lien Debt Representative hereby agrees, for the enforceable benefit of each current and future First Lien Debt Representative, each other current and future Junior Lien Debt Representative and each other current and future First Lien Secured Party and Junior Lien Secured Party and as a condition to being treated as Secured Debt under the Collateral Trust Agreement that:

(a) as provided by Section 2.02 of the Collateral Trust Agreement, all Junior Lien Obligations will be and are secured equally and ratably by all Junior Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of any Series of Junior Lien Debt and that all such Junior Liens will be enforceable by the Collateral Trustee for the benefit of all Junior Lien Secured Party equally and ratably; provided, however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Series of Junior Lien Debt if the Secured Debt Documents in respect thereof prohibit the applicable Junior Lien Debt Representative from accepting the benefit of a Lien on any particular asset or property or such Junior Lien Debt Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property; and

(b) the New Representative and each holder of Obligations in respect of the Series of Junior Lien Debt for which the undersigned is acting as Junior Lien Debt Representative are bound by the provisions of the Collateral Trust Agreement, including the provisions relating to the ranking of Junior Liens and the order of application of proceeds from the enforcement of Junior Liens.]

[or]

[Option B: to be used if Additional Debt is First Lien Debt] [The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of First Lien Debt for which the undersigned is acting as First Lien Debt Representative hereby agrees, for the enforceable benefit of each current and future Junior Lien Debt Representative, each other existing and future First Lien Debt Representative and each current and future First Lien Secured Party and Junior Lien Secured Party and as a condition to being treated as Secured Debt under the Collateral Trust Agreement that:

(a) as provided by Section 2.01 of the Collateral Trust Agreement, all First Lien Obligations will be and are secured equally and ratably by all First Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of any Series of First Lien Debt and that all such First Liens will be enforceable by the Collateral Trustee for the benefit of all First Lien Secured Parties equally and ratably; provided, however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Series of First Lien Debt if the Secured Debt Documents in respect thereof prohibit the applicable First Lien Debt Representative from accepting the benefit of a Lien on any particular asset or property or such First Lien Debt Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property; and

(b) the New Representative and each holder of Obligations in respect of the Series of First Lien Debt for which the undersigned is acting as First Lien Debt Representative are bound by the provisions of the Collateral Trust Agreement, including the provisions relating to the ranking of First Liens and the order of application of proceeds from the enforcement of First Liens.]

3. Governing Law and Miscellaneous Provisions. The provisions of Sections 7.16, 7.17, 7.18, 7.19, 7.20, 7.21, 7.22 and 7.24 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of ___________, 20______.

[insert name of the new representative]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the New Representative and the holders of the Obligations represented thereby:

GLAS Trust Company LLC, as Collateral Trustee

By:
Name:
Title:

[EXHIBIT C

TO COLLATERAL TRUST AGREEMENT]

[FORM OF]

COLLATERAL TRUST JOINDER – ADDITIONAL GRANTOR

Reference is made to the Collateral Trust Agreement, dated as of July 27, 2023 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Seadrill Finance Limited (the “Borrower”), Seadrill Limited (the “Company”), the other Grantors from time to time party thereto, J.P. Morgan SE, as Administrative Agent under the Credit Agreement, GLAS Trust Company LLC, as Trustee under the Indenture and GLAS Trust Company LLC, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 7.23 of the Collateral Trust Agreement.

1. Joinder. The undersigned, ____________, a _______________, hereby agrees to become party as a Grantor under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Governing Law and Miscellaneous Provisions. The provisions of Sections 7.16, 7.17, 7.18, 7.19, 7.20, 7.21, 7.22 and 7.24 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

[Signature pages follow]

C-1

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of ________, 20_____.

[_________________________]

By:

Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Collateral pledged by the new Grantor:

GLAS Trust Company LLC, as Collateral Trustee

By:
Name:
Title:

C-2

[EXHIBIT D

TO COLLATERAL TRUST AGREEMENT]

[FORM OF]

COLLATERAL TRUST JOINDER – NEW INTRA-GROUP LENDER

Reference is made to the Collateral Trust Agreement, dated as of July 27, 2023 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Seadrill Finance Limited (the “Borrower”), Seadrill Limited (the “Company”), the other Grantors from time to time party thereto, J.P. Morgan SE, as Administrative Agent under the Credit Agreement, GLAS Trust Company LLC, as Trustee under the Indenture and GLAS Trust Company LLC, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 7.28 of the Collateral Trust Agreement.

1. The Debtors have entered into the Collateral Trust Agreement. Pursuant to the Credit Agreement, the Indenture, any other First Lien Debt or any other Series of Junior Lien Debt, certain other members of the Group are required to enter into the Collateral Trust Agreement. Section 7.28 of the Collateral Trust Agreement provides that members of the Group may become party to the Collateral Trust Agreement by execution and delivery of an instrument in the form of this Collateral Trust Joinder. The undersigned (the “New Intra-Group Lender”) is executing this Collateral Trust Joinder in accordance with the requirements of the Collateral Trust Agreement.

2. Joinder. In accordance with Section 7.28 of the Collateral Trust Agreement, each New Intra-Group Lender by its signature below becomes an Intra-Group Lender under the Collateral Trust Agreement with the same force and effect as if originally signatory thereto an Intra-Group Lender, and each New Intra-Group Lender hereby agrees to all the terms and provisions of the Collateral Trust Agreement applicable to it as an Intra-Group Lender thereunder. Each reference to an “Intra-Group Lender” in the Collateral Trust Agreement shall be deemed to include the New Intra-Group Lender. The Collateral Trust Agreement is hereby incorporated herein by reference.

3. The New Intra-Group Lender represents and warrants to the Collateral Trustee and the other Secured Parties that this Collateral Trust Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

4. Governing Law and Miscellaneous Provisions. The provisions of Sections 7.16, 7.17, 7.18, 7.19, 7.20, 7.21, 7.22 and 7.24 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of ________, 20_____.

[_________________________]

By:

Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder:

GLAS Trust Company LLC, as Collateral Trustee

By:
Name:
Title:

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